As filed with the Securities and Exchange Commission on 8-31-2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1.	Report to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Semi-Annual Report

June 30, 2018

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended June 30, 2018:

Funds	Inception Dates	NAV @ 6/30/18	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/18	One Year Total Return Ended 6/30/18	Five Year Average Annualized Return Ended 6/30/18	Ten Year Average Annualized Return Ended 6/30/18	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$27.37	0.81%	1.00%	5.19%	16.04%	11.27%	10.02%	8.69%
S&P 500 Index(1)					2.65%	14.37%	13.42%	10.17%	8.82%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$20.37	1.00%	1.10%	10.47%	20.75%	9.29%	9.14%	10.70%
Russell 2000 Index(2)					7.66%	17.57%	12.46%	10.60%	9.73%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$18.91	1.25%	1.35%	10.39%	20.41%	9.02%	8.87%	9.67%
Russell 2000 Index(2)					7.66%	17.57%	12.46%	10.60%	10.32%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$11.23	1.00%	1.76%	5.94%	21.95%	9.11%	N/A	7.02%
Russell 2500 Index(3)					5.46%	16.24%	12.29%	N/A	11.03%
LKCM Balanced Fund	12/30/97	$22.45	0.80%	1.02%	1.69%	8.19%	8.70%	8.41%	6.56%
S&P 500 Index(1)					2.65%	14.37%	13.42%	10.17%	7.15%
Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index(4)					-0.97%	-0.58%	1.60%	3.08%	4.38%
LKCM Fixed Income Fund	12/30/97	$10.48	0.50%	0.80%	-0.81%	-0.28%	1.51%	3.47%	4.19%
Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index(4)					-0.97%	-0.58%	1.60%	3.08%	4.38%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain designated expense ratios through May 1, 2019. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the six months ended June 30, 2018.

**	Expense ratios above are as of May 1, 2018, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2018 Review and Outlook

For much of the past year “synchronized global growth” has been an apt description of the global economy. With an economic growth tailwind, central bankers in the U.S., Europe, and Japan have been keen to withdraw overly-accommodative monetary policy in anticipation of the next economic downturn. More recently, however, economic growth outside the U.S. appears to be decelerating, making the reduction of accommodative monetary policy more of a risk for global growth. The ability of global economic growth to resynchronize appears to be made more uncertain by the presence of rising protectionism related to trade. For the moment, the U.S. increasingly appears to be the primary engine of global economic growth. Following an annualized rate of 2.0% growth in real Gross Domestic Product (GDP) in the first quarter of 2018, GDP grew by annualized rate of 4.1% in the second quarter of 2018.

Increasingly, investor focus appears to have shifted towards emerging market economies, which had benefited significantly in recent years from broad global growth. In recent years, these markets have revived global trade, manufacturing, and commodity prices. Despite more restrictive monetary policy, particularly in the U.S., the value of the U.S. dollar fell last year, aiding emerging market debt denominated in U.S. dollars. Recently, however, we believe the positive backdrop for emerging markets appears to have deteriorated with a rising U.S. dollar, slowing global growth, and greater protectionism.

Domestically, we believe the U.S. economy has yet to feel the full impact of fiscal stimulus. We believe the sustainability of a fiscally-induced economic expansion largely will depend on the prospect for productivity-increasing investments, which would lift the economy’s growth potential. There are specific provisions of the 2017 tax legislation which target accelerated investment by companies, and our outlook for productivity-enhancing capital expenditures remains positive, as we believe this is increasingly important to sustained economic growth. We believe that late cycle stimulative fiscal policy in the form of lower tax rates supports above-trend economic growth, but this stimulus occurs at a time when the economy’s excess capacity appears to have shrunk considerably. This combination could well result in inflationary wage pressure and rising input costs for companies.

The rate of economic growth in the U.S. rose during the second quarter of 2018 in contrast to the softening of the other remaining ten largest global economies during the same period. A similar slowing of global economic growth occurred in 2015 and caused the Federal Reserve to slow its intended pace of monetary tightening. In contrast, the Federal Reserve is unlikely in our view to abandon its current plans which call for two additional interest rate increases of 0.25% each later this year. The economic output gap, or the difference between economic output and potential economic output, has narrowed over the past two years. As a result, we believe the U.S. economy no longer has spare capacity. When taken in tandem with a 48-year low in the unemployment rate of 3.75% in May 2018, it is unlikely in our view that the Federal Reserve will slow its pace of monetary tightening. As a result, we believe the risk of a monetary policy error, or over-tightening in a slowing economy, has risen. We believe this risk is particularly true if economic growth outside the U.S. continues to slow or there is a further escalation of tariffs.

The degree to which the U.S. should be concerned over its existing trade deficit has quickly become a central economic question in our view. One line of reasoning is that the current trade deficit, which is the result of importing more goods than our country exports, has led to less domestic manufacturing and therefore fewer manufacturing jobs. The Trump administration has elected to erect new tariffs or raise the level of existing tariffs in an effort to level the playing field and protect domestic manufacturing. The inherent challenge is that countries impacted by newly enacted U.S. tariffs are naturally inclined to react in kind by altering their trade policies. This process is made more complex since it is difficult to calibrate the impact of trade tariffs, and the economic impact is not linear. This concept is highlighted by the complex web known as the global manufacturing supply chain. China, for example, assembles a great number of goods comprised of components imported from other countries, such as memory chips and digital displays. If Chinese imports were to experience a 10% decline, we believe Taiwan, Malaysia, and South Korea would suffer a markedly larger blow to their domestic economies relative to China.

The Trump administration’s protectionist rhetoric appears to have a three-pronged purpose. First, it was evident early in his presidential campaign that President Trump intended to defend U.S. manufacturing. Second, the administration appears to view the North American Free Trade Agreement (NAFTA) as less favorable to the U.S. than to Mexico or Canada. Finally, it is apparent there are increasing concerns by the administration over the theft of U.S. corporate intellectual property. In our view, the pursuit of trade protectionism on a larger scale would eventually trim domestic economic growth and create detrimental knock-on effects such as lowering business confidence at a time the economy needs further productivity-enhancing capital investment.

We believe the U.S. economy remains on its gradual progression through a typical business cycle, albeit longer than average, as the underpinnings remain solid in our view. However, late-cycle dynamics such as tighter labor markets appear to have begun to push wages higher, allowing the Federal Reserve to remain on the path to tighter monetary policy. The effect is a traditional flattening of the yield curve that has resulted over the past year. Meanwhile, other late-cycle warning flags, such as deteriorating credit conditions reflected by widening credit spreads, are not yet evident in our view. Similarly, we believe pressure from rising wages to date is not compressing corporate profit margins, which is typical of a mature business cycle. In our view, the later stages of the business cycle are usually reflected in the equity market by a narrowing of market leadership, with investors bidding growth stocks higher in pursuit of continued growth as the broad economy begins to cool.

LKCM Equity Fund

The LKCM Equity Fund returned 5.19% for the six months ended June 30, 2018 which outpaced the return of 2.65% for the Fund’s benchmark, the S&P 500® Index, for the same period. The Fund benefited from being underweight the Consumer Staples sector relative to the benchmark, although overweight positions in the Industrials and Materials sectors and an underweight position in the Information Technology sector detracted from the Fund’s relative performance. Positive stock selection in the Industrials, Financials and Consumer Discretionary sectors enhanced the Fund’s returns during the first half of 2018. We believe the Fund is well positioned with its continued emphasis on higher quality companies that we believe are reasonably valued relative to their earnings growth rates, and we anticipate the Fund’s holdings will demonstrate continued improvement from any economic expansion during the second half of this year.

LKCM Balanced Fund

The LKCM Balanced Fund returned 1.69% for the six months ended June 30, 2018 against the 2.65% return for the S&P 500® Index and the -0.97% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index. Both the equity and fixed income portfolios of the Fund generated strong returns relative to their benchmarks during the first half of 2018. Stock selection in the Industrials and Materials sectors added to the Fund’s relative performance during the first half of 2018 as investor focus shifted towards companies that are likely to benefit from improving economic conditions. Stock selection in the Financials, Energy and Healthcare sectors was also solid during the first half of 2018. The rise in interest rates during the first half of 2018 created a challenging environment for fixed income investors, as reflected by the negative return of the Bloomberg Barclays Intermediate Government/Credit Bond Index during this period. However, the modest average maturity within the Fund’s fixed income portfolio was beneficial during the first half of 2018 and served to limit the Fund’s fixed income downside during the period. As of June 30, 2018, the Fund’s asset mix consisted of approximately 66.5% in equity securities, 31.8% in fixed income securities, and 1.7% in cash and cash equivalents.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund outperformed its benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, during the six months ended June 30, 2018, declining 0.81% versus a 0.97% decline for the benchmark. During this period, yields rose across the curve and the yield curve flattened substantially as the Federal Reserve continued to tighten monetary policy by increasing the federal funds rate and continuing balance sheet run off, which they initiated in October. In this environment, where shorter-duration securities outperformed their longer-duration counterparts, the Fund’s duration of approximately 2.9 years was additive to performance relative to the 3.9 year duration for the benchmark. The Fund’s overweight position in corporate bonds relative to the benchmark detracted from performance during the first half of 2018 as U.S. Treasury and government agency securities outperformed corporate bonds as credit spreads widened across each investment-grade credit rating sector. Within this backdrop, the Fund remains largely focused on short-to-intermediate investment-grade corporate bonds with strong underlying credit fundamentals to mitigate interest rate risk and credit risk in an environment where the Federal Reserve continues to gradually tighten monetary policy, inflation remains subdued and economic growth improves.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund – Institutional Class outperformed its benchmark, the Russell 2000® Index, during the six months ended June 30, 2018, returning 10.47% compared to the 7.66% return for the benchmark. During the first half of 2018, stock selection for the Fund was additive to the Fund’s relative performance, while sector allocation decisions for the Fund were essentially neutral to the Fund’s relative performance. The Fund benefited from positive stock selection in the Information Technology, Consumer Discretionary and Healthcare sectors relative to the benchmark, which more than offset the stock selection drag in the Industrials and Materials sectors. The Fund’s overweight position in the Information Technology sector benefited the Fund’s relative performance, which was offset by an overweight allocation in the Industrials sector and an underweight allocation in the Real Estate sector. We believe the Fund remains positioned for continued economic growth (overweight Technology and Industrials sectors) and higher interest rates (underweight Real Estate and Utilities). We also believe our investment strategy for the Fund of investing in higher quality, competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s shareholders.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed its benchmark, Russell 2500® Index, during the six months ended June 30, 2018, returning 5.94% compared to the 5.46% return for the benchmark. During the first half of 2018, stock selection for the Fund was additive to the Fund’s relative performance, while sector allocation decisions for the Fund were essentially neutral to the Fund’s relative performance. The Fund benefited from positive stock selection in the Information Technology, Financials and Consumer Discretionary sectors relative to the benchmark, which more than offset the stock selection drag in the Industrials and Materials sectors. The Fund’s overweight position in the Information Technology sector benefited the Fund’s relative performance, which was offset by an overweight allocation in the Industrials sector. We believe the Fund remains positioned for continued economic growth (overweight Technology and Industrials sectors) and higher interest rates (underweight Real Estate and Utilities). We also believe our investment strategy for the Fund of investing in higher quality, competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s shareholders.

J. Luther King, Jr., CFA, CIC

August 6, 2018

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 9-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

LKCM Funds Expense Example — June 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/18-6/30/18).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18–6/30/18
Actual	$1,000.00	$1,104.70	$5.22
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18–6/30/18
Actual	$1,000.00	$1,103.90	$6.52
Hypothetical (5% return before expense)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18–6/30/18
Actual	$1,000.00	$1,059.40	$5.11
Hypothetical (5% return before expense)	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18–6/30/18
Actual	$1,000.00	$1,051.90	$4.07
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18–6/30/18
Actual	$1,000.00	$1,016.90	$4.00
Hypothetical (5% return before expense)	$1,000.00	$1,020.83	$4.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18–6/30/18
Actual	$1,000.00	$991.90	$2.47
Hypothetical (5% return before expense)	$1,000.00	$1,022.32	$2.51

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — June 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Aerospace & Defense - 1.1%
Mercury Systems, Inc. (a)	60,020	$2,284,361

Banks - 9.8%
BancorpSouth Bank	84,154	2,772,874
Cadence BanCorporation	90,490	2,612,446
CBTX, Inc.	45,440	1,501,792
Glacier Bancorp, Inc.	50,460	1,951,793
Green Bancorp, Inc.	84,060	1,815,696
LegacyTexas Financial Group, Inc.	58,955	2,300,424
Pinnacle Financial Partners, Inc.	41,965	2,574,553
Seacoast Banking Corp of Florida (a)	83,040	2,622,403
Texas Capital Bancshares, Inc. (a)	25,260	2,311,290

		20,463,271

Biotechnology - 4.5%
Charles River Laboratories International, Inc. (a)	27,555	3,093,324
Ligand Pharmaceuticals Incorporated (a)	14,280	2,958,388
Neogen Corporation (a)	43,080	3,454,585

		9,506,297

Building Products - 4.5%
American Woodmark Corporation (a)	14,650	1,341,207
Builders FirstSource, Inc. (a)	134,795	2,465,401
CSW Industrials, Inc. (a)	43,690	2,309,016
Patrick Industries, Inc. (a)	8,470	481,520
PGT, Inc. (a)	111,121	2,316,873
Trex Company, Inc. (a)	8,310	520,123

		9,434,140

Capital Markets - 0.4%
BGC Partners Inc. - Class A	73,960	837,227

Chemicals - 2.3%
Ferro Corporation (a)	103,545	2,158,913
Ferroglobe PLC (b)	225,490	1,932,450
Ferroglobe Representation & Warranty Insurance Trust (a)(b)	302,970	—
GCP Applied Technologies Inc. (a)	23,795	688,865

		4,780,228

Commercial Services & Supplies - 1.3%
Healthcare Services Group, Inc.	62,745	2,709,957

Communications Equipment - 1.1%
Finisar Corporation (a)	15,000	270,000
Infinera Corporation (a)	201,980	2,005,661

		2,275,661

Construction & Engineering - 1.7%
EMCOR Group, Inc.	33,520	2,553,554
MasTec Inc. (a)	21,130	1,072,347

		3,625,901

Construction Materials - 1.1%
Summit Materials, Inc. - Class A (a)	88,814	2,331,368

COMMON STOCKS	Shares	Value
Consumer Finance - 1.5%
FirstCash, Inc.	34,450	$3,095,332

Electronic Equipment, Instruments & Components - 2.4%
Littelfuse, Inc.	11,770	2,685,678
Mesa Laboratories, Inc.	10,670	2,252,224

		4,937,902

Energy Equipment & Services - 0.9%
Mammoth Energy Services, Inc. (a)	53,210	1,807,012

Food & Drug Retailing - 0.5%
Sprouts Farmers Market, Inc. (a)	43,595	962,142

Food Products - 1.4%
Freshpet, Inc. (a)	13,525	371,261
Hostess Brands, Inc. (a)	98,940	1,345,584
J & J Snack Foods Corp.	7,370	1,123,704

		2,840,549

Health Care Equipment & Supplies - 5.5%
Cantel Medical Corp.	32,335	3,180,470
K2M Group Holdings Inc. (a)	80,000	1,800,000
LeMaitre Vascular, Inc.	51,670	1,729,912
PRA Health Sciences, Inc. (a)	10,242	956,193
STAAR Surgical Co. (a)	121,390	3,763,090

		11,429,665

Health Care Providers & Services - 3.9%
HealthEquity, Inc. (a)	48,435	3,637,468
Omnicell, Inc. (a)	47,640	2,498,718
U.S. Physical Therapy, Inc.	21,805	2,093,280

		8,229,466

Health Care Technology - 0.3%
Teladoc, Inc. (a)	9,910	575,276

Hotels, Restaurants & Leisure - 1.8%
Planet Fitness, Inc. - Class A (a)	62,410	2,742,295
Wingstop Inc.	20,130	1,049,176

		3,791,471

Insurance - 0.5%
Trupanion, Inc. (a)	26,535	1,024,251

Internet & Catalog Retail - 1.0%
Nutrisystem, Inc.	56,785	2,186,223

Internet Software & Services - 11.8%
Alarm.com Holdings, Inc. (a)	57,770	2,332,752
Carbonite, Inc. (a)	73,660	2,570,734
Cornerstone OnDemand, Inc. (a)	48,025	2,277,826
Coupa Software, Inc. (a)	72,520	4,513,645
Euronet Worldwide, Inc. (a)	22,710	1,902,417
New Relic, Inc. (a)	19,800	1,991,682
Stamps.com Inc. (a)	13,015	3,293,446
The Trade Desk Inc. - Class A (a)	23,865	2,238,537
Twilio Inc. - Class A (a)	64,570	3,617,211

		24,738,250

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

COMMON STOCKS	Shares	Value
IT Consulting & Services - 1.9%
Acxiom Corporation (a)	71,521	$2,142,054
FireEye, Inc. (a)	114,145	1,756,691

		3,898,745

IT Services - 0.7%
Cass Information Systems, Inc.	21,545	1,482,727

Machinery - 5.2%
Barnes Group Inc.	26,185	1,542,296
John Bean Technologies Corporation	23,610	2,098,929
Kennametal Inc.	73,195	2,627,701
Lindsay Corporation	11,300	1,095,987
Rexnord Corporation (a)	64,070	1,861,874
Watts Water Technologies, Inc. - Class A	22,015	1,725,976

		10,952,763

Marine - 1.6%
Kirby Corporation (a)	40,145	3,356,122

Media - 1.4%
Criteo SA - ADR (a)(b)	42,545	1,397,603
Nexstar Media Group, Inc. - Class A	21,635	1,588,009

		2,985,612

Metals & Mining - 1.3%
Carpenter Technology Corporation	51,155	2,689,218

Multiline Retail - 2.6%
Five Below, Inc. (a)	16,985	1,659,604
Ollie’s Bargain Outlet Holdings, Inc. (a)	52,125	3,779,063

		5,438,667

Oil & Gas & Consumable Fuels - 4.7%
Matador Resources Company (a)	82,725	2,485,886
Oasis Petroleum Inc. (a)	126,230	1,637,203
PDC Energy, Inc. (a)	19,405	1,173,032
Ring Energy Inc (a)	173,675	2,191,779
SRC Energy Inc. (a)	202,710	2,233,864

		9,721,764

Pharmaceuticals - 0.6%
Cambrex Corp. (a)	22,659	1,185,066

Real Estate Investment Trusts - 2.2%
First Industrial Realty Trust, Inc.	64,015	2,134,260
Life Storage, Inc.	25,000	2,432,750

		4,567,010

Road & Rail - 1.1%
Genesee & Wyoming Inc. - Class A (a)	27,525	2,238,333

COMMON STOCKS	Shares	Value
Software - 5.0%
ACI Worldwide, Inc. (a)	86,610	$2,136,669
Envestnet, Inc. (a)	60,116	3,303,374
Fair Isaac Corporation (a)	13,575	2,624,319
RealPage, Inc. (a)	43,400	2,391,340

		10,455,702

Textiles, Apparel & Luxury Goods - 3.6%
Columbia Sportswear Company	33,121	3,029,578
Oxford Industries, Inc.	32,790	2,720,914
Steven Madden Ltd.	34,690	1,842,039

		7,592,531

Thrifts & Mortgage Finance - 2.3%
Banc of California, Inc.	113,145	2,211,985
Home BancShares Inc.	118,721	2,678,346

		4,890,331

Trading Companies & Distributors - 4.4%
DXP Enterprises Inc/TX (a)	54,495	2,081,709
MSC Industrial Direct Co., Inc. - Class A	22,395	1,900,216
Systemax, Inc.	15,460	530,742
Textainer Group Holdings Ltd. (a)(b)	140,370	2,231,883
Triton International Limited (b)	81,935	2,512,127

		9,256,677

TOTAL COMMON STOCKS (Cost $142,711,178)		204,577,218

SHORT-TERM INVESTMENT - 2.7%
Money Market Fund - 2.7%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 1.81% (c)	5,653,818	5,653,818

TOTAL SHORT-TERM INVESTMENT (Cost $5,653,818)		5,653,818

Total Investments - 100.6% (Cost $148,364,996)		210,231,036
Liabilities in Excess of Other Assets - (0.6)%		(1,199,681)

TOTAL NET ASSETS - 100.0%		$209,031,355

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Aerospace & Defense - 4.6%
HEICO Corporation	5,159	$376,228
Hexcel Corporation	3,865	256,559
Mercury Systems, Inc. (a)	4,040	153,762

		786,549

Banks - 6.3%
LegacyTexas Financial Group, Inc.	6,775	264,360
Pinnacle Financial Partners, Inc.	3,865	237,118
SVB Financial Group (a)	1,095	316,192
Texas Capital Bancshares, Inc. (a)	2,815	257,573

		1,075,243

Biotechnology - 5.3%
Charles River Laboratories International, Inc. (a)	2,660	298,612
Ligand Pharmaceuticals Incorporated (a)	1,550	321,113
Neogen Corporation (a)	3,645	292,293

		912,018

Building Products - 1.6%
Builders FirstSource, Inc. (a)	14,715	269,137

Capital Markets - 3.4%
Lazard Ltd. - Class A (b)	6,320	309,111
SEI Investments Company	4,290	268,211

		577,322

Chemicals - 3.0%
CF Industries Holdings, Inc.	7,285	323,454
FMC Corporation	2,245	200,276

		523,730

Commercial Services & Supplies - 1.4%
Healthcare Services Group, Inc.	5,749	248,299

Construction & Engineering - 1.5%
EMCOR Group, Inc.	3,400	259,012

Construction Materials - 0.8%
Summit Materials, Inc. - Class A (a)	5,025	131,906

Consumer Finance - 2.0%
FirstCash, Inc.	3,915	351,763

Diversified Financials - 2.8%
MSCI Inc.	2,905	480,574

Electronic Equipment, Instruments & Components - 4.8%
FLIR Systems, Inc.	6,185	321,435
Littelfuse, Inc.	1,540	351,397
Trimble Inc. (a)	4,855	159,438

		832,270

Health Care Equipment & Supplies - 3.6%
Cantel Medical Corp.	3,485	342,784
PRA Health Sciences, Inc. (a)	2,955	275,879

		618,663

COMMON STOCKS	Shares	Value
Health Care Providers & Services - 3.1%
HealthEquity, Inc. (a)	4,705	$353,345
Omnicell, Inc. (a)	3,450	180,953

		534,298

Internet Software & Services - 7.9%
Akamai Technologies, Inc. (a)	4,570	334,661
Euronet Worldwide, Inc. (a)	2,865	240,001
Stamps.com Inc. (a)	1,465	370,718
Twilio Inc. - Class A (a)	7,435	416,509

		1,361,889

IT Consulting & Services - 1.2%
Acxiom Corporation (a)	7,110	212,945

Leisure Equipment & Products - 3.5%
Polaris Industries Inc.	2,455	299,952
Pool Corporation	2,035	308,302

		608,254

Machinery - 2.5%
John Bean Technologies Corporation	670	59,563
Kennametal Inc.	5,610	201,399
Rexnord Corporation (a)	6,005	174,505

		435,467

Marine - 1.7%
Kirby Corporation (a)	3,495	292,182

Metals & Mining - 2.6%
Ferroglobe PLC (b)	17,590	150,746
Reliance Steel & Aluminum Co.	3,315	290,195

		440,941

Multiline Retail - 2.6%
Ollie’s Bargain Outlet Holdings, Inc. (a)	6,110	442,975

Oil & Gas & Consumable Fuels - 5.8%
Diamondback Energy Inc.	2,040	268,403
Matador Resources Company (a)	10,300	309,515
WPX Energy Inc. (a)	22,845	411,895

		989,813

Real Estate Investment Trusts - 3.5%
First Industrial Realty Trust, Inc.	8,215	273,888
Life Storage, Inc.	3,395	330,368

		604,256

Road & Rail - 1.2%
Genesee & Wyoming Inc. - Class A (a)	2,455	199,641

Software - 9.5%
Envestnet, Inc. (a)	5,205	286,015
Fair Isaac Corporation (a)	1,895	366,342
Fortinet Inc. (a)	6,010	375,204
Guidewire Software Inc. (a)	4,085	362,666
Proofpoint, Inc. (a)	2,120	244,457

		1,634,684

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

COMMON STOCKS	Shares	Value
Specialty Retail - 1.8%
Tiffany & Co.	2,300	$302,680

Textiles, Apparel & Luxury Goods - 3.9%
Columbia Sportswear Company	3,350	306,425
Michael Kors Holdings Ltd. (a)(b)	5,480	364,968

		671,393

Thrifts & Mortgage Finance - 1.4%
Home BancShares Inc.	10,850	244,776

Trading Companies & Distributors - 4.6%
MSC Industrial Direct Co., Inc. - Class A	2,875	243,944
Triton International Limited (b)	7,810	239,455
Watsco, Inc.	1,765	314,664

		798,063

TOTAL COMMON STOCKS (Cost $12,257,002)		16,840,743

SHORT-TERM INVESTMENT - 2.2%
Money Market Fund - 2.2%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 1.81% (c)	372,640	372,640

TOTAL SHORT-TERM INVESTMENT (Cost $372,640)		372,640

Total Investments - 100.1% (Cost $12,629,642)		17,213,383
Liabilities in Excess of Other Assets - (0.1)%		(14,589)

TOTAL NET ASSETS - 100.0%		$17,198,794

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS - 95.2%	Shares	Value
Aerospace & Defense - 2.5%
Honeywell International Inc.	60,000	$8,643,000

Banks - 9.2%
Bank of America Corporation	385,000	10,853,150
Comerica Incorporated	126,000	11,455,920
Cullen/Frost Bankers, Inc.	65,000	7,035,600
Glacier Bancorp, Inc.	60,000	2,320,800

		31,665,470

Beverages - 2.6%
The Coca-Cola Company	80,000	3,508,800
PepsiCo, Inc.	49,000	5,334,630

		8,843,430

Biotechnology - 2.1%
Amgen Inc.	40,000	7,383,600

Chemicals - 5.0%
DowDuPont Inc.	90,000	5,932,800
Ecolab Inc.	30,000	4,209,900
FMC Corporation	80,000	7,136,800

		17,279,500

Commercial Services & Supplies - 3.2%
Cintas Corporation	20,000	3,701,400
Waste Connections, Inc. (b)	97,500	7,339,800

		11,041,200

Computers & Peripherals - 2.3%
Apple Inc.	42,500	7,867,175

Construction Materials - 1.3%
Martin Marietta Materials, Inc.	20,000	4,466,600

Diversified Financials - 3.1%
JPMorgan Chase & Co.	102,000	10,628,400

Diversified Telecommunication Services - 0.9%
AT&T Inc.	100,590	3,229,945

Electrical Equipment & Instruments - 4.5%
Emerson Electric Co.	80,000	5,531,200
Franklin Electric Co., Inc.	85,000	3,833,500
Roper Technologies, Inc.	23,000	6,345,930

		15,710,630

Electronic Equipment & Instruments - 3.1%
Littelfuse, Inc.	18,000	4,107,240
National Instruments Corporation	55,000	2,308,900
Trimble Inc. (a)	135,000	4,433,400

		10,849,540

Health Care Equipment & Supplies - 6.6%
Danaher Corporation	75,000	7,401,000
PerkinElmer, Inc.	100,000	7,323,000
Thermo Fisher Scientific Inc.	40,000	8,285,600

		23,009,600

COMMON STOCKS	Shares	Value
Household Products - 1.5%
Kimberly-Clark Corporation	50,000	$5,267,000

Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (a)	5,000	8,499,000

Internet Software & Services - 7.7%
Akamai Technologies, Inc. (a)	90,000	6,590,700
Alarm.com Holdings, Inc. (a)	67,000	2,705,460
Alphabet, Inc. - Class A (a)	7,000	7,904,330
Facebook, Inc. - Class A (a)	35,000	6,801,200
LogMeIn, Inc.	25,000	2,581,250

		26,582,940

IT Consulting & Services - 1.8%
PayPal Holdings, Inc. (a)	75,000	6,245,250

Machinery - 4.9%
Generac Holdings, Inc. (a)	108,000	5,586,840
The Toro Company	74,000	4,458,500
Valmont Industries, Inc.	45,000	6,783,750

		16,829,090

Marine - 1.1%
Kirby Corporation (a)	45,000	3,762,000

Oil & Gas & Consumable Fuels - 7.4%
Cabot Oil & Gas Corporation	170,000	4,046,000
ConocoPhillips	62,000	4,316,440
EOG Resources, Inc.	65,000	8,087,950
Occidental Petroleum Corporation	110,000	9,204,800

		25,655,190

Personal Products - 1.2%
The Estee Lauder Companies Inc. - Class A	30,000	4,280,700

Pharmaceuticals - 7.0%
AbbVie Inc.	65,000	6,022,250
Johnson & Johnson	38,000	4,610,920
Merck & Co., Inc.	80,000	4,856,000
Pfizer Inc.	115,000	4,172,200
Zoetis Inc.	53,500	4,557,665

		24,219,035

Road & Rail - 1.2%
Kansas City Southern	40,000	4,238,400

Software - 6.7%
Adobe Systems Incorporated (a)	40,265	9,817,009
Envestnet, Inc. (a)	65,000	3,571,750
Microsoft Corporation	100,000	9,861,000

		23,249,759

Specialty Retail - 3.4%
The Home Depot, Inc.	40,000	7,804,000
Tiffany & Co.	30,000	3,948,000

		11,752,000

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 2.4%
VF Corporation	100,000	$8,152,000

TOTAL COMMON STOCKS (Cost $182,551,228)		329,350,454

U.S. GOVERNMENT ISSUE - 2.9%	Principal Amount
U.S. Treasury Note - 2.9%
1.500%, 05/31/2019	$10,000,000	9,925,586

TOTAL U.S. GOVERNMENT ISSUE (Cost $9,925,945)		9,925,586

SHORT-TERM INVESTMENT - 2.0%	Shares
Money Market Fund - 2.0%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 1.81% (c)	6,961,541	6,961,541

TOTAL SHORT-TERM INVESTMENT (Cost $6,961,541)		6,961,541

Total Investments - 100.1% (Cost $199,438,714)		346,237,581
Liabilities in Excess of Other Assets - (0.1)%		(213,711)

TOTAL NET ASSETS - 100.0%		$346,023,870

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS - 66.6%	Shares	Value
Aerospace & Defense - 1.5%
Honeywell International Inc.	5,100	$734,655
Rockwell Collins, Inc.	4,300	579,124

		1,313,779

Banks - 5.0%
Bank of America Corporation	38,500	1,085,315
Comerica Incorporated	10,100	918,292
Cullen/Frost Bankers, Inc.	5,900	638,616
SunTrust Banks, Inc.	11,500	759,230
Zions Bancorporation	17,500	922,075

		4,323,528

Beverages - 1.7%
The Coca-Cola Company	17,600	771,936
PepsiCo, Inc.	6,700	729,429

		1,501,365

Biotechnology - 1.5%
Celgene Corporation (a)	6,700	532,114
Charles River Laboratories International, Inc. (a)	6,800	763,368

		1,295,482

Capital Markets - 1.1%
SEI Investments Company	14,500	906,540

Chemicals - 5.6%
Air Products and Chemicals, Inc.	5,100	794,223
DowDuPont Inc.	16,076	1,059,730
Ecolab Inc.	4,800	673,584
FMC Corporation	11,200	999,152
GCP Applied Technologies Inc. (a)	16,000	463,200
Praxair, Inc.	5,500	869,825

		4,859,714

Commercial Services & Supplies - 1.5%
Cintas Corporation	3,500	647,745
Waste Management, Inc.	7,900	642,586

		1,290,331

Computers & Peripherals - 1.5%
Apple Inc.	7,150	1,323,536

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	3,900	870,987

Containers & Packaging - 0.4%
Ball Corporation	8,800	312,840

Diversified Financials - 2.3%
JPMorgan Chase & Co.	9,000	937,800
Moody’s Corporation	6,000	1,023,360

		1,961,160

Diversified Telecommunication Services - 1.5%
AT&T Inc.	26,739	858,589
Verizon Communications Inc.	8,641	434,729

		1,293,318

COMMON STOCKS	Shares	Value
Electrical Equipment - 0.9%
Rockwell Automation, Inc.	4,500	$748,035

Electronic Equipment & Instruments - 1.4%
National Instruments Corporation	12,300	516,354
Trimble Inc. (a)	22,200	729,048

		1,245,402

Food & Drug Retailing - 1.6%
Walgreens Boots Alliance, Inc.	11,400	684,171
Walmart, Inc.	8,100	693,765

		1,377,936

Food Products - 0.9%
Mondelez International Inc. - Class A	19,800	811,800

Health Care Equipment & Supplies - 3.7%
Danaher Corporation	9,600	947,328
Medtronic, PLC (b)	7,600	650,636
PerkinElmer, Inc.	11,600	849,468
Thermo Fisher Scientific, Inc.	3,700	766,418

		3,213,850

Household Durables - 0.7%
Whirlpool Corporation	3,900	570,297

Household Products - 2.0%
Colgate-Palmolive Company	11,600	751,796
Kimberly-Clark Corporation	6,600	695,244
The Procter & Gamble Company	3,500	273,210

		1,720,250

Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	700	1,189,860

Internet Software & Services - 4.0%
Akamai Technologies, Inc. (a)	12,500	915,375
Alphabet, Inc. - Class A (a)	250	282,298
Alphabet, Inc. - Class C (a)	625	697,281
Facebook, Inc. - Class A (a)	4,600	893,872
LogMeIn, Inc.	6,000	619,500

		3,408,326

IT Consulting & Services - 2.0%
PayPal Holdings, Inc. (a)	11,400	949,278
Visa Inc. - Class A	5,600	741,720

		1,690,998

Machinery - 0.8%
Fortive Corporation	9,100	701,701

Marine - 0.9%
Kirby Corporation (a)	9,000	752,400

Media - 1.1%
CBS Corporation - Class B	3,600	202,392
The Walt Disney Company	6,700	702,227

		904,619

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

COMMON STOCKS	Shares	Value
Oil & Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corporation	9,500	$695,875
Cabot Oil & Gas Corporation	25,900	616,420
Chevron Corporation	5,795	732,662
ConocoPhillips	11,400	793,668
EOG Resources, Inc.	6,000	746,580
Exxon Mobil Corporation	6,727	556,525
Pioneer Natural Resources Company	2,600	492,024
WPX Energy Inc. (a)	35,000	631,050

		5,264,804

Pharmaceuticals - 5.2%
Abbott Laboratories	16,000	975,840
AbbVie Inc.	11,000	1,019,150
Merck & Co., Inc.	9,800	594,860
Pfizer Inc.	17,100	620,388
Zoetis Inc.	14,400	1,226,736

		4,436,974

Real Estate Investment Trusts - 0.5%
American Tower Corporation	3,200	461,344

Road & Rail - 0.5%
Union Pacific Corporation	3,000	425,040

Software - 4.9%
Adobe Systems Incorporated (a)	4,300	1,048,383
Citrix Systems, Inc. (a)	4,000	419,360
Microsoft Corporation	11,000	1,084,710
Oracle Corporation	15,400	678,524
RealPage, Inc. (a)	18,500	1,019,350

		4,250,327

Specialty Retail - 1.4%
The Home Depot, Inc.	4,300	838,930
O’Reilly Automotive, Inc. (a)	1,400	382,998

		1,221,928

Textiles, Apparel & Luxury Goods - 2.0%
NIKE, Inc. - Class B	11,600	924,288
VF Corporation	9,500	774,440

		1,698,728

TOTAL COMMON STOCKS (Cost $38,295,308)		57,347,199

CORPORATE BONDS - 31.8%	Principal Amount
Aerospace & Defense - 0.3%
Rockwell Collins, Inc.
3.700%, 12/15/2023
Callable 09/15/2023	$250,000	249,173

Air Freight & Logistics - 1.1%
FedEx Corp.
2.700%, 04/15/2023	425,000	409,514
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	581,732

		991,246

CORPORATE BONDS	Principal Amount	Value
Banks - 2.7%
Bank of America Corporation:
2.625%, 10/19/2020	$400,000	$395,211
2.625%, 04/19/2021	250,000	245,693
The Bank of New York Mellon Corporation:
2.450%, 11/27/2020
Callable 10/27/2020	350,000	344,413
2.500%, 04/15/2021
Callable 03/15/2021	200,000	196,398
BB&T Corporation
2.250%, 02/01/2019
Callable 01/02/2019	115,000	114,719
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	435,000	432,212
Wells Fargo & Company:
2.150%, 01/15/2019	200,000	199,351
2.125%, 04/22/2019	150,000	149,172
Wells Fargo Bank, National Association
1.750%, 05/24/2019	250,000	247,793

		2,324,962

Beverages - 0.5%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	416,052

Biotechnology - 1.3%
Amgen Inc.:
2.200%, 05/22/2019
Callable 04/22/2019	100,000	99,471
2.125%, 05/01/2020
Callable 04/01/2020	100,000	98,352
2.700%, 05/01/2022
Callable 03/01/2022	325,000	315,967
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	250,000	244,220
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	333,430

		1,091,440

Chemicals - 0.6%
Ecolab Inc.:
2.000%, 01/14/2019	250,000	249,080
2.250%, 01/12/2020	100,000	98,786
3.250%, 01/14/2023
Callable 11/14/2022	200,000	197,694

		545,560

Communications Equipment - 1.0%
Cisco Systems, Inc.:
2.125%, 03/01/2019	250,000	249,399
2.200%, 02/28/2021	275,000	269,906
QUALCOMM Incorporated
2.250%, 05/20/2020	350,000	344,997

		864,302

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 1.0%
Apple Inc.
2.850%, 05/06/2021	$500,000	$499,004
International Business Machines Corporation
2.250%, 02/19/2021	350,000	342,589

		841,593

Consumer Finance - 0.3%
American Express Credit Corporation 2.600%, 09/14/2020
Callable 08/14/2020	300,000	296,346

Diversified Financials - 0.7%
JPMorgan Chase & Co.:
2.400%, 06/07/2021
Callable 05/07/2021	400,000	389,869
3.375%, 05/01/2023	225,000	219,903

		609,772

Diversified Telecommunication Services - 1.6%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	725,000	714,379
Verizon Communications Inc.:
3.000%, 11/01/2021
Callable 09/01/2021	455,000	447,930
2.450%, 11/01/2022
Callable 08/01/2022	200,000	190,899

		1,353,208

Electrical Equipment & Instruments - 1.7%
Emerson Electric Co.:
2.625%, 02/15/2023
Callable 11/15/2022	400,000	388,377
3.150%, 06/01/2025
Callable 03/01/2025	200,000	195,151
Rockwell Automation, Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	283,201
Roper Technologies, Inc.
2.800%, 12/15/2021
Callable 11/15/2021	600,000	586,447

		1,453,176

Electronic Equipment & Instruments - 0.3%
Trimble Inc.
4.150%, 06/15/2023
Callable 05/15/2023	250,000	249,473

Food & Drug Retailing - 1.1%
Costco Wholesale Corporation
2.250%, 02/15/2022	400,000	388,397
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021
Callable 09/18/2021	325,000	323,189
3.800%, 11/18/2024
Callable 08/18/2024	250,000	246,785

		958,371

CORPORATE BONDS	Principal Amount	Value
Health Care Equipment & Supplies - 1.5%
Danaher Corporation
2.400%, 09/15/2020
Callable 08/15/2020	$400,000	$395,356
Medtronic, Inc.
2.500%, 03/15/2020	300,000	297,992
Thermo Fisher Scientific, Inc.
3.150%, 01/15/2023
Callable 10/15/2022	600,000	587,350

		1,280,698

Health Care Providers & Services - 0.6%
CVS Health Corporation:
2.250%, 12/05/2018
Callable 11/05/2018	175,000	174,541
2.125%, 06/01/2021
Callable 05/01/2021	400,000	384,785

		559,326

Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corporation:
2.750%, 12/09/2020
Callable 11/09/2020	200,000	198,764
3.625%, 05/20/2021	100,000	101,247

		300,011

Household Durables - 0.9%
Newell Brands, Inc.:
2.150%, 10/15/2018	400,000	399,130
3.150%, 04/01/2021
Callable 03/01/2021	350,000	346,978

		746,108

Industrial Conglomerates - 0.6%
General Electric Company
2.700%, 10/09/2022	500,000	483,904

Insurance - 0.8%
Berkshire Hathaway Inc.
2.200%, 03/15/2021
Callable 02/15/2021	710,000	698,894

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.
3.300%, 12/05/2021
Callable 10/05/2021	695,000	701,147

Internet Software & Services - 0.7%
Alphabet, Inc.
3.375%, 02/25/2024	600,000	604,805

Media - 0.8%
Time Warner Inc.
3.400%, 06/15/2022	250,000	246,652
The Walt Disney Company
2.300%, 02/12/2021	420,000	411,926

		658,578

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 4.2%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	$500,000	$488,073
ConocoPhillips
2.400%, 12/15/2022
Callable 09/15/2022	490,000	471,895
Enterprise Products Operating LLC
2.850%, 04/15/2021
Callable 03/15/2021	500,000	494,110
EOG Resources, Inc.:
2.450%, 04/01/2020
Callable 03/01/2020	200,000	197,826
2.625%, 03/15/2023
Callable 12/15/2022	500,000	480,510
Exxon Mobil Corporation:
2.222%, 03/01/2021
Callable 02/01/2021	325,000	319,141
3.043%, 03/01/2026
Callable 12/01/2025	300,000	292,100
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022
Callable 06/01/2022	400,000	400,328
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	500,000	489,104

		3,633,087

Pharmaceuticals - 2.1%
Abbott Laboratories:
2.000%, 03/15/2020	250,000	245,943
3.400%, 11/30/2023
Callable 09/30/2023	350,000	345,741
AbbVie Inc.:
2.000%, 11/06/2018	134,000	133,615
2.500%, 05/14/2020
Callable 04/14/2020	425,000	420,068
Merck & Co., Inc.
2.350%, 02/10/2022	650,000	633,301

		1,778,668

Real Estate Investment Trusts - 0.6%
American Tower Corporation:
3.400%, 02/15/2019	400,000	401,138
2.800%, 06/01/2020
Callable 05/01/2020	100,000	99,187

		500,325

Road & Rail - 1.2%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023
Callable 12/15/2022	600,000	589,079
Union Pacific Corporation
2.250%, 06/19/2020
Callable 05/19/2020	415,000	409,509

		998,588

CORPORATE BONDS	Principal Amount	Value
Semiconductor Equipment & Products - 0.5%
Texas Instruments Incorporated 2.750%, 03/12/2021
Callable 02/12/2021	$470,000	$468,672

Software - 1.3%
Microsoft Corporation 2.375%, 02/12/2022
Callable 01/12/2022	400,000	391,309
Oracle Corporation:
2.375%, 01/15/2019	125,000	124,994
2.800%, 07/08/2021	625,000	621,176

		1,137,479

Specialty Retail - 0.7%
The Home Depot, Inc.:
2.000%, 06/15/2019
Callable 05/15/2019	325,000	323,132
2.625%, 06/01/2022
Callable 05/01/2022	290,000	284,585

		607,717

TOTAL CORPORATE BONDS (Cost $28,039,385)		27,402,681

SHORT-TERM INVESTMENT - 1.5%	Shares
Money Market Fund - 1.5%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 1.81% (c)	1,332,840	1,332,840

TOTAL SHORT-TERM INVESTMENT (Cost $1,332,840)		1,332,840

Total Investments - 99.9% (Cost $67,667,533)		86,082,720
Other Assets in Excess of Liabilities - 0.1%		103,403

TOTAL NET ASSETS - 100.0%		$86,186,123

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

CORPORATE BONDS - 74.3%	Principal Amount	Value
Aerospace & Defense - 0.7%
Rockwell Collins, Inc.
3.700%, 12/15/2023 Callable 09/15/2023	$1,750,000	$1,744,215

Air Freight & Logistics - 1.0%
FedEx Corp.
3.250%, 04/01/2026 Callable 01/01/2026	2,500,000	2,397,854

Banks - 7.5%
Bank of America Corporation:
2.050%, 12/07/2018	5,000,000	4,992,035
2.625%, 10/19/2020	2,600,000	2,568,870
3.542% (3 Month LIBOR USD + 1.180%), 10/21/2022 Callable 10/21/2021 (a)	2,000,000	2,037,599
BB&T Corporation
2.911% (3 Month LIBOR USD + 0.570%), 06/15/2020 (a)	2,000,000	2,010,720
Comerica Incorporated
2.125%, 05/23/2019 Callable 04/23/2019	1,000,000	993,590
Wells Fargo & Company:
2.125%, 04/22/2019	4,000,000	3,977,917
4.125%, 08/15/2023	2,000,000	2,013,115

		18,593,846

Biotechnology - 4.0%
Amgen Inc.
2.200%, 05/22/2019 Callable 04/22/2019	5,312,000	5,283,871
Celgene Corporation
3.625%, 05/15/2024 Callable 02/15/2024	4,750,000	4,640,176

		9,924,047

Capital Markets - 2.0%
Morgan Stanley:
3.209% (3 Month LIBOR USD + 0.850%), 01/24/2019 (a)	3,500,000	3,513,815
3.155% (3 Month LIBOR USD + 0.800%), 02/14/2020 Callable 02/14/2019 (a)	1,500,000	1,504,685

		5,018,500

Chemicals - 0.4%
Ecolab Inc.
2.375%, 08/10/2022 Callable 07/10/2022	1,000,000	964,934

Communications Equipment - 0.3%
Cisco Systems, Inc.
4.950%, 02/15/2019	700,000	710,096

Computers & Peripherals - 1.3%
Apple Inc.
2.400%, 05/03/2023	3,250,000	3,133,255

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 4.2%
American Express Company:
2.689% (3 Month LIBOR USD + 0.330%), 10/30/2020 Callable 09/29/2020 (a)	$3,500,000	$3,505,751
3.000%, 10/30/2024 Callable 09/29/2024	2,000,000	1,911,015
American Express Credit Corporation:
1.875%, 05/03/2019 Callable 04/03/2019	2,000,000	1,985,556
2.375%, 05/26/2020 Callable 04/25/2020	3,000,000	2,957,275

		10,359,597

Consumer Services - 1.0%
The Western Union Company
3.650%, 08/22/2018	2,500,000	2,502,923

Containers & Packaging - 2.1%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,062,500
5.250%, 07/01/2025	3,000,000	3,071,250

		5,133,750

Diversified Financials - 4.4%
JPMorgan Chase & Co.:
3.317% (3 Month LIBOR USD + 0.955%), 01/23/2020 (a)	3,082,000	3,119,663
3.260% (3 Month LIBOR USD + 0.900%), 04/25/2023 Callable 04/25/2022 (a)	2,409,000	2,431,180
3.375%, 05/01/2023	2,000,000	1,954,697
2.700%, 05/18/2023 Callable 03/18/2023	3,500,000	3,362,282

		10,867,822

Diversified Telecommunication Services - 8.3%
AT&T Inc.:
2.375%, 11/27/2018	4,500,000	4,495,874
3.229% (3 Month LIBOR USD + 0.910%), 11/27/2018 (a)	3,000,000	3,009,489
2.997% (3 Month LIBOR USD + 0.670%), 03/11/2019 (a)	1,500,000	1,504,896
3.298% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	2,000,000	2,019,910
CenturyLink, Inc.:
6.150%, 09/15/2019	1,402,000	1,433,545
5.800%, 03/15/2022	2,500,000	2,487,500
Verizon Communications Inc.:
4.086% (3 Month LIBOR USD + 1.750%), 09/14/2018 (a)	2,000,000	2,006,974
3.335% (3 Month LIBOR USD + 1.000%), 03/16/2022 (a)	2,000,000	2,032,799
2.450%, 11/01/2022 Callable 08/01/2022	1,750,000	1,670,365

		20,661,352

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment - 2.9%
Emerson Electric Co.:
2.625%, 12/01/2021 Callable 11/01/2021	$950,000	$933,089
3.150%, 06/01/2025 Callable 03/01/2025	5,000,000	4,878,784
Rockwell Automation, Inc.
2.875%, 03/01/2025 Callable 12/01/2024	1,440,000	1,369,857

		7,181,730

Electronic Equipment, Instruments & Components - 1.1%
Trimble Inc.
4.150%, 06/15/2023
Callable 05/15/2023	2,750,000	2,744,199

Food & Drug Retailing - 1.7%
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024
Callable 08/18/2024	4,375,000	4,318,740

Health Care Equipment & Supplies - 6.0%
Danaher Corporation:
2.400%, 09/15/2020
Callable 08/15/2020	2,000,000	1,976,779
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	5,408,107
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,141,151
Thermo Fisher Scientific, Inc.:
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,572,885
2.950%, 09/19/2026
Callable 06/19/2026	2,000,000	1,850,952

		14,949,874

Health Care Providers & Services - 2.6%
CVS Health Corporation:
3.047% (3 Month LIBOR USD + 0.720%), 03/09/2021 (a)	4,500,000	4,524,431
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,036,721

		6,561,152

Household Durables - 1.3%
Newell Brands, Inc.
3.150%, 04/01/2021
Callable 03/01/2021	3,150,000	3,122,802

Household Products - 0.4%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	984,750

Industrial Conglomerates - 0.5%
Roper Technologies, Inc.
2.050%, 10/01/2018	1,250,000	1,248,511

CORPORATE BONDS	Principal Amount	Value
Internet & Catalog Retail - 2.8%
Amazon.com, Inc.:
2.600%, 12/05/2019
Callable 11/05/2019	$2,000,000	$2,001,230
2.500%, 11/29/2022
Callable 08/29/2022	5,000,000	4,857,482

		6,858,712

Internet Software & Services - 1.6%
Alphabet, Inc.
3.375%, 02/25/2024	4,000,000	4,032,031

Multiline Retail - 1.9%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,676,400

Oil & Gas & Consumable Fuels - 6.2%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	1,450,000	1,415,414
Enterprise Products Operating LLC
3.750%, 02/15/2025
Callable 11/15/2024	2,000,000	1,983,364
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,010,216
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	3,125,000	3,056,902
Range Resources Corporation
5.000%, 08/15/2022
Callable 05/15/2022	5,850,000	5,820,750

		15,286,646

Real Estate Investment Trusts - 3.6%
American Tower Corporation:
3.400%, 02/15/2019	1,585,000	1,589,508
5.050%, 09/01/2020	1,250,000	1,292,578
3.500%, 01/31/2023	3,500,000	3,446,504
5.000%, 02/15/2024	2,500,000	2,595,750

		8,924,340

Road & Rail - 3.0%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023
Callable 12/15/2022	3,300,000	3,239,931
Union Pacific Corporation
2.250%, 06/19/2020
Callable 05/19/2020	4,125,000	4,070,423

		7,310,354

Software & Services - 1.0%
Sabre GLBL Inc. (b)
5.375%, 04/15/2023
Callable 07/30/2018	2,500,000	2,537,500

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

CORPORATE BONDS	Principal Amount	Value
Specialty Retail - 0.5%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	$1,128,000	$1,165,642

TOTAL CORPORATE BONDS (Cost $186,699,062)		183,915,574

U.S. GOVERNMENT ISSUES - 7.0%
U.S. Treasury Inflation Indexed Bonds - 1.5%
0.625%, 01/15/2024	3,758,230	3,754,319

U.S. Treasury Notes - 5.5%
1.000%, 08/15/2018	2,000,000	1,997,897
1.250%, 10/31/2019	2,000,000	1,968,945
2.000%, 07/31/2020	2,000,000	1,977,930
2.000%, 02/15/2023	2,000,000	1,937,969
2.000%, 02/15/2025	2,000,000	1,902,500
2.000%, 08/15/2025	2,000,000	1,894,883
1.625%, 02/15/2026	2,000,000	1,835,195

		13,515,319

TOTAL U.S. GOVERNMENT ISSUES (Cost $17,790,032)		17,269,638

U.S. GOVERNMENT SPONSORED ENTITIES - 17.7%
Fannie Mae - 2.3%
1.500%, 07/28/2021
Callable 07/28/2018 (c)	2,000,000	1,976,556
1.500%, 10/26/2021
Callable 07/26/2018 (c)	1,040,000	1,018,716
1.500%, 05/17/2024
Callable 08/17/2018 (c)	2,800,000	2,732,582

		5,727,854

Federal Home Loan Bank - 5.0%
1.550%, 10/19/2020
Callable 10/19/2018 (c)	2,500,000	2,458,093
1.750%, 10/19/2020
Callable 07/19/2018 (c)	2,500,000	2,465,638
2.050%, 01/29/2021
Callable 01/29/2019 (c)	2,500,000	2,475,870
1.625%, 08/15/2022
Callable 08/15/2018 (c)	2,500,000	2,445,287
2.000%, 08/24/2022
Callable 08/24/2018	2,700,000	2,600,537

		12,445,425

Freddie Mac - 10.4%
1.375%, 08/25/2021
Callable 08/25/2018 (c)	1,650,000	1,599,970
1.500%, 08/25/2021
Callable 08/25/2018 (c)	1,600,000	1,536,754
1.750%, 08/25/2021
Callable 08/25/2018 (c)	2,500,000	2,452,222
2.375%, 01/13/2022	2,000,000	1,974,744

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Freddie Mac - 10.4%, Continued
2.200%, 07/27/2022
Callable 07/27/2018	$1,225,000	$1,191,023
1.625%, 09/29/2022
Callable 09/29/2018 (c)	2,500,000	2,457,333
2.000%, 12/14/2022
Callable 12/14/2018 (c)	2,000,000	1,983,644
2.000%, 12/27/2022
Callable 09/27/2018 (c)	2,200,000	2,179,547
2.250%, 02/28/2023
Callable 08/28/2018 (c)	2,000,000	1,989,550
1.500%, 06/30/2023
Callable 09/30/2018 (c)	1,500,000	1,455,525
2.000%, 10/27/2023
Callable 07/27/2018 (c)	4,500,000	4,418,645
2.000%, 05/23/2031
Callable 08/23/2018 (c)	2,500,000	2,391,742

		25,630,699

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $44,719,826)		43,803,978

SHORT-TERM INVESTMENT - 1.1%	Shares
Money Market Fund - 1.1%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 1.81% (d)	2,733,078	2,733,078

TOTAL SHORT-TERM INVESTMENT (Cost $2,733,078)		2,733,078

Total Investments - 100.1% (Cost $251,941,998)		247,722,268
Liabilities in Excess of Other Assets - (0.1)%		(216,174)

TOTAL NET ASSETS - 100.0%		$247,506,094

(a)	Floating rate.
(b)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the Rule 144A securities was $2,534,375 representing 1.0% of the Fund’s total net assets.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$210,231,036	$17,213,383	$346,237,581	$86,082,720	$247,722,268
Dividends and interest receivable	64,966	3,827	384,717	215,573	1,759,661
Receivable for fund shares sold	132,474	—	—	41,290	300,031
Prepaid trustee fees	11,336	337	18,710	4,522	14,033
Other assets	49,657	14,442	39,630	24,805	32,895

Total assets	210,489,469	17,231,989	346,680,638	86,368,910	249,828,888

Liabilities:
Payable for fund shares redeemed	857,679	2,059	3,177	30,884	2,044,701
Payable for investment advisory fees	333,433	—	463,940	98,211	125,676
Payable for investments purchased	113,222	—	—	—	—
Payable for accounting and transfer agent fees and expenses	39,207	14,832	36,310	16,252	39,766
Payable for administrative fees	29,589	6,888	45,859	11,853	34,636
Payable for professional fees	19,740	5,829	29,757	10,408	22,542
Payable for reports to shareholders	9,064	1,434	13,721	—	7,165
Payable for custody fees and expenses	3,828	931	5,492	1,546	4,484
Payable for distribution expense (Note B)	1,792	—	—	—	—
Accrued expenses and other liabilities	50,560	1,222	58,512	13,633	43,824

Total liabilities	1,458,114	33,195	656,768	182,787	2,322,794

Net assets	$209,031,355	$17,198,794	$346,023,870	$86,186,123	$247,506,094

Net assets consist of:
Paid in capital	$121,665,033	$10,445,540	$186,828,714	$67,229,448	$251,914,141
Undistributed net investment income (loss)	(291,732)	(20,718)	1,147,879	13,451	48,893
Accumulated net realized gain (loss) on securities	25,792,014	2,190,231	11,248,410	528,037	(237,210)
Net unrealized appreciation (depreciation) on investments	61,866,040	4,583,741	146,798,867	18,415,187	(4,219,730)

Net assets	$209,031,355	$17,198,794	$346,023,870	$86,186,123	$247,506,094

INSTITUTIONAL CLASS
Net assets	$208,401,393	$17,198,794	$346,023,870	$86,186,123	$247,506,094
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	10,230,535	1,531,463	12,642,949	3,839,748	23,614,320
Net asset value per share (offering and redemption price)	$20.37	$11.23	$27.37	$22.45	$10.48

ADVISER CLASS**
Net assets	$629,962
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	33,321
Net asset value per share (offering and redemption price)	$18.91

* Cost of Investments	148,364,996	12,629,642	199,438,714	67,667,533	251,941,998

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018 (Unaudited)

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$698,111	$67,617	$2,353,090	$417,837	$—
Interest	25,198	2,846	190,354	319,142	3,337,356

Total income	723,309	70,463	2,543,444	736,979	3,337,356

Expenses:
Investment advisory fees	760,735	68,386	1,226,479	273,261	618,981
Distribution expense – Adviser Class (Note B)	728	—	—	—	—
Accounting and transfer agent fees and expenses	103,875	42,970	121,546	49,865	97,244
Administrative fees	84,665	20,522	141,455	34,907	103,206
Professional fees	41,761	5,877	59,692	15,561	44,534
Trustees’ fees	34,835	3,717	46,773	10,792	34,961
Federal and state registration	26,915	12,500	22,843	11,003	21,094
Custody fees and expenses	12,096	3,288	17,974	4,575	13,293
Reports to shareholders	9,527	1,267	10,005	2,896	7,255
Other	49,315	4,163	65,031	15,038	48,642

Total expenses	1,124,452	162,690	1,711,798	417,898	989,210
Less, expense waiver and/or reimbursement (Note B)	(109,411)	(71,509)	(310,108)	(81,577)	(370,228)

Net expenses	1,015,041	91,181	1,401,690	336,321	618,982

Net investment income (loss)	(291,732)	(20,718)	1,141,754	400,658	2,718,374

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	25,797,694	1,996,990	11,271,263	528,037	(237,210)
Net change in unrealized appreciation/depreciation on investments	(5,064,521)	(935,844)	5,338,712	577,220	(4,491,784)

Net realized and unrealized gain (loss) on investments	20,733,173	1,061,146	16,609,975	1,105,257	(4,728,994)

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,441,441	$1,040,428	$17,751,729	$1,505,915	$(2,010,620)

* Net of foreign taxes withheld	$—	$—	$4,095	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment loss	$(291,732)	$(419,914)	$(20,718)	$(36,019)
Net realized gain on investments	25,797,694	41,104,589	1,996,990	2,497,041
Net change in unrealized appreciation/depreciation on investments	(5,064,521)	(4,585,084)	(935,844)	1,824,006

Net increase in net assets resulting from operations	20,441,441	36,099,591	1,040,428	4,285,028

Dividends and Distributions to Institutional Class Shareholders:
Net realized gain on investments	—	(33,953,609)	—	(2,141,026)

Dividends and Distributions to Adviser Class Shareholders:
Net realized gain on investments	—	(91,957)

Net decrease in net assets from Fund share transactions (Note C)	(13,072,566)	(83,606,173)	(3,219,750)	(3,184,769)

Total increase (decrease) in net assets	7,368,875	(81,552,148)	(2,179,322)	(1,040,767)

Net Assets:
Beginning of period	201,662,480	283,214,628	19,378,116	20,418,883

End of period*	$209,031,355	$201,662,480	$17,198,794	$19,378,116

* Including accumulated net investment loss of	$(291,732)	$—	$(20,718)	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$1,141,754	$2,170,544	$400,658	$702,924
Net realized gain on investments	11,271,263	13,289,318	528,037	2,549,252
Net change in unrealized appreciation/depreciation on investments	5,338,712	46,722,416	577,220	5,751,978

Net increase in net assets resulting from operations	17,751,729	62,182,278	1,505,915	9,004,154

Dividends and Distributions to Shareholders
Net investment income	—	(2,175,595)	(393,646)	(700,479)
Net realized gain on investments	—	(13,688,012)	—	(2,524,332)

	—	(15,863,607)	(393,646)	(3,224,811)

Net increase (decrease) in net assets from Fund share transactions (Note C)	(12,329,213)	7,774,360	1,644,141	14,458,317

Total increase in net assets	5,422,516	54,093,031	2,756,410	20,237,660

Net Assets:
Beginning of period	340,601,354	286,508,323	83,429,713	63,192,053

End of period*	$346,023,870	$340,601,354	$86,186,123	$83,429,713

* Including accumulated net investment income of	$1,147,879	$6,125	$13,451	$6,439

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$2,718,374	$4,694,614
Net realized gain (loss) on investments	(237,210)	231,170
Net change in unrealized appreciation/depreciation on investments	(4,491,784)	144,349

Net increase (decrease) in net assets resulting from operations	(2,010,620)	5,070,133

Dividends and Distributions to Shareholders:
Net investment income	(2,669,481)	(4,704,142)
Net realized gain on investments	—	(239,922)

	(2,669,481)	(4,944,064)

Net increase in net assets from Fund share transactions (Note C)	3,210,391	21,987,467

Total increase (decrease) in net assets	(1,469,710)	22,113,536

Net Assets:
Beginning of period	248,975,804	226,862,268

End of period*	$247,506,094	$248,975,804

* Including accumulated net investment income of	$48,893	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$18.44		$18.82	$19.86		$24.05	$28.33		$22.69

Net investment income (loss)	(0.03)		(0.04)	(0.03	)(1)	0.01	(0.06	)(1)	(0.06) (2)
Net realized and unrealized gain (loss) on investments	1.96		3.27	1.88		(1.29)	(0.77)		8.02

Total from investment operations	1.93		3.23	1.85		(1.28)	(0.83)		7.96

Dividends from net investment income	—		—	—		(0.01)	—		—
Distributions from net realized gains	—		(3.61)	(2.89)		(2.90)	(3.45)		(2.32)

Total dividends and distributions	—		(3.61)	(2.89)		(2.91)	(3.45)		(2.32)

Net Asset Value – End of Period	$20.37		$18.44	$18.82		$19.86	$24.05		$28.33

Total Return	10.47%	(4)	17.04%	9.27%		-5.58%	-3.11%		35.11%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$208,401		$201,139	$281,790		$568,421	$840,631		$1,047,607
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.11%	(5)	1.10%	0.95%		0.97%	0.94%		0.95%
After expense waiver and/or reimbursement	1.00%	(5)	1.00%	1.00%		0.97%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.40)%	(5)	(0.28)%	(0.08)%		0.05%	(0.21)%		(0.23)%
After expense waiver and/or reimbursement	(0.29)%	(5)	(0.18)%	(0.13)%		0.05%	(0.21)%		(0.23)%
Portfolio turnover rate(3)	25%		42%	50%		62%	60%		47%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

	LKCM Small Cap Equity Fund – Adviser Class

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$17.13		$17.76	$18.93		$23.11	$27.43		$22.07

Net investment loss	(0.05)		(0.08)	(0.07	)(1)	(0.05)	(0.12	)(1)	(0.13	)(2)
Net realized and unrealized gain (loss) on investments	1.83		3.06	1.79		(1.23)	(0.75)		7.81

Total from investment operations	1.78		2.98	1.72		(1.28)	(0.87)		7.68

Distributions from net realized gains	—		(3.61)	(2.89)		(2.90)	(3.45)		(2.32)

Net Asset Value – End of Period	$18.91		$17.13	$17.76		$18.93	$23.11		$27.43

Total Return	10.39%	(4)	16.70%	8.99%		-5.81%	-3.35%		34.81%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$630		$524	$1,425		$8,598	$14,665		$41,153
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.36%	(5)	1.35%	1.20%		1.22%	1.19%		1.20%
After expense waiver and/or reimbursement	1.25%	(5)	1.25%	1.25%		1.22%	1.19%		1.20%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.65)%	(5)	0.53%	(0.33)%		(0.20)%	(0.46)%		(0.48)%
After expense waiver and/or reimbursement	(0.54)%	(5)	0.48%	(0.38)%		(0.20)%	(0.46)%		(0.48)%
Portfolio turnover rate(3)	25%		42%	50%		62%	60%		47%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$10.60		$9.56		$11.15		$12.10		$12.97		$9.68

Net investment loss	(0.01)		(0.01	)(1)	(0.05	)(1)	(0.06	)(2)	(0.08	)(1)	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	0.64		2.32		0.19		(0.10)		(0.48)		3.35

Total from investment operations	0.63		2.31		0.14		(0.16)		(0.56)		3.29

Distributions from net realized gains	—		(1.27)		(1.73)		(0.79)		(0.31)		—

Net Asset Value – End of Period	$11.23		$10.60		$9.56		$11.15		$12.10		$12.97

Total Return	5.94%	(3)	24.13%		1.17%		-1.41%		-4.39%		33.99%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$17,199		$19,378		$20,419		$331,954		$391,668		$366,423
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.78%	(4)	1.76%		1.23%		1.14%		1.20%		1.18%
After expense waiver and/or reimbursement	1.00%	(4)	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.01)%	(4)	(0.91)%		(0.68)%		(0.63)%		(0.82)%		(0.77)%
After expense waiver and/or reimbursement	(0.23)%	(4)	(0.18)%		(0.45)%		(0.49)%		(0.62)%		(0.59)%
Portfolio turnover rate	24%		63%		80%		70%		72%		49%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

	LKCM Equity Fund

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (1)
Net Asset Value – Beginning of Period	$26.02		$22.42	$21.40	$22.81	$22.44	$17.62

Net investment income	0.09		0.17	0.19 (2)	0.18 (2)	0.17 (3)	0.14 (2)
Net realized and unrealized gain (loss) on investments	1.26		4.69	2.32	(0.98)	1.28	5.27

Total from investment operations	1.35		4.86	2.51	(0.80)	1.45	5.41

Dividends from net investment income	—		(0.17)	(0.20)	(0.20)	(0.16)	(0.12)
Distributions from net realized gains	—		(1.09)	(1.29)	(0.41)	(0.92)	(0.47)

Total dividends and distributions	—		(1.26)	(1.49)	(0.61)	(1.08)	(0.59)

Net Asset Value – End of Period	$27.37		$26.02	$22.42	$21.40	$22.81	$22.44

Total Return	5.19%	(4)	21.69%	11.66%	-3.54%	6.40%	30.74%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$346,024		$340,601	$286,508	$281,200	$333,692	$323,932
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	(5)	0.99%	0.98%	0.93%	0.92%	0.93%
After expense waiver and/or reimbursement	0.80%	(5)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.47%	(5)	0.50%	0.69%	0.68%	0.59%	0.53%
After expense waiver and/or reimbursement	0.65%	(5)	0.69%	0.87%	0.81%	0.71%	0.66%
Portfolio turnover rate	7%		11%	16%	13%	14%	17%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$22.18		$20.46	$19.60	$20.10		$19.63	$16.11

Net investment income	0.10		0.20	0.20 (1)	0.19		0.24	0.17
Net realized and unrealized gain (loss) on investments	0.27		2.43	1.69	(0.00	)(2)	0.94	3.55

Total from investment operations	0.37		2.63	1.89	0.19		1.18	3.72

Dividends from net investment income	(0.10)		(0.20)	(0.18)	(0.19)		(0.24)	(0.17)
Distributions from net realized gains	—		(0.71)	(0.85)	(0.50)		(0.47)	(0.03)

Total dividends and distributions	(0.10)		(0.91)	(1.03)	(0.69)		(0.71)	(0.20)

Net Asset Value – End of Period	$22.45		$22.18	$20.46	$19.60		$20.10	$19.63

Total Return	1.69%	(3)	12.88%	9.70%	0.91%		5.99%	23.18%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$86,186		$83,430	$63,192	$39,153		$37,028	$35,332
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	(4)	1.02%	1.03%	1.02%		0.99%	1.04%
After expense waiver and/or reimbursement	0.80%	(4)	0.80%	0.80%	0.80%		0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.76%	(4)	0.73%	0.73%	0.73%		1.02%	0.72%
After expense waiver and/or reimbursement	0.95%	(4)	0.95%	0.96%	0.95%		1.21%	0.96%
Portfolio turnover rate	5%		15%	16%	16%		20%	10%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).
(3)	Not annualized.
(4)	Annualized.

	LKCM Fixed Income Fund

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$10.68		$10.67	$10.50		$10.82		$10.91	$11.23

Net investment income	0.11		0.21	0.23		0.25	(1)	0.22	0.27
Net realized and unrealized gain (loss) on investments	(0.20)		0.02	0.17		(0.28)		(0.03)	(0.26)

Total from investment operations	(0.09)		0.23	0.40		(0.03)		0.19	0.01

Dividends from net investment income	(0.11)		(0.21)	(0.23)		(0.26)		(0.22)	(0.27)
Distributions from net realized gains	—		(0.01)	(0.00	)(2)	(0.03)		(0.06)	(0.06)

Total dividends and distributions	(0.11)		(0.22)	(0.23)		(0.29)		(0.28)	(0.33)

Net Asset Value – End of Period	$10.48		$10.68	$10.67		$10.50		$10.82	$10.91

Total Return	(0.81)%	(4)	2.15%	3.83%		-0.27%		1.72%	0.07%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$247,506		$248,976	$226,862		$198,841		$222,704	$221,104
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.80%	(5)	0.80%	0.78%		0.73%	(3)	0.70%	0.72%
After expense waiver and/or reimbursement	0.50%	(5)	0.50%	0.50%		0.56%	(3)	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.90%	(5)	1.66%	1.86%		2.18%	(3)	1.92%	2.34%
After expense waiver and/or reimbursement	2.20%	(5)	1.96%	2.14%		2.35%	(3)	1.97%	2.41%
Portfolio turnover rate	13%		28%	59%		29%		46%	30%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of six diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund—Institutional Class Shares), January 3, 1996 (LKCM Equity Fund—Institutional Class Shares), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The LKCM Small Cap Equity Fund and the LKCM Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The LKCM Small Cap Equity Fund—Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Adviser Class Shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2018, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$204,577,218	$—	$—	$204,577,218
Money Market Fund	5,653,818	—	—	5,653,818

Total Investments*	$210,231,036	$—	$—	$210,231,036

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$16,840,743	$—	$—	$16,840,743
Money Market Fund	372,640	—	—	372,640

Total Investments*	$17,213,383	$—	$—	$17,213,383

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$329,350,454	$—	$—	$329,350,454
U.S. Government Issue	—	9,925,586	—	9,925,586
Money Market Fund	6,961,541	—	—	6,961,541

Total Investments*	$336,311,995	$9,925,586	$—	$346,237,581

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$57,347,199	$—	$—	$57,347,199
Corporate Bonds	—	27,402,681	—	27,402,681
Money Market Fund	1,332,840	—	—	1,332,840

Total Investments*	$58,680,039	$27,402,681	$—	$86,082,720

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$183,915,574	$—	$183,915,574
U.S. Government Sponsored Entities	—	43,803,978	—	43,803,978
U.S. Government Issues	—	17,269,638	—	17,269,638
Money Market Fund	2,733,078	—	—	2,733,078

Total Investments*	$2,733,078	$244,989,190	$—	$247,722,268

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund generally intend to pay dividends and distribute net capital, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to pay dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between each Fund’s classes in proportion to its respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2019 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2018, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%
	1.25%	(Adviser)
Fees Waived in 2018	$109,411		$71,509	$310,108	$81,577	$370,228

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the six months ended June 30, 2018, fees incurred by the Adviser Class shares of the Small Cap Equity Fund pursuant to the 12b-1 Plan were $728. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At June 30, 2018, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	357,974	$6,960,784	598,963	$11,823,528
Shares issued to shareholders in reinvestment of distributions	—	—	1,603,959	29,785,514
Shares redeemed	(1,036,549)	(20,080,335)	(6,263,343)	(124,254,603)
Redemption fee		704		405

Net decrease	(678,575)	$(13,118,847)	(4,060,421)	$(82,645,156)

Shares Outstanding:
Beginning of period	10,909,110		14,969,531

End of period	10,230,535		10,909,110

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	8,110	$141,543	10,948	$201,415
Shares issued to shareholders in reinvestment of distributions	—	—	4,941	85,287
Shares redeemed	(5,362)	(95,262)	(65,546)	(1,247,757)
Redemption fee		—		38

Net increase (decrease)	2,748	$46,281	(49,657)	$(961,017)

Shares Outstanding:
Beginning of period	30,573		80,230

End of period	33,321		30,573

Total Net Decrease		$(13,072,566)		$(83,606,173)

LKCM Small-Mid Cap Equity Fund
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	30,553	$331,056	41,018	$419,890
Shares issued to shareholders in reinvestment of distributions	—	—	191,420	2,038,623
Shares redeemed	(327,741)	(3,550,806)	(538,797)	(5,643,282)
Redemption fee		—		—

Net decrease	(297,188)	$(3,219,750)	(306,359)	$(3,184,769)

Shares Outstanding:
Beginning of period	1,828,651		2,135,010

End of period	1,531,463		1,828,651

LKCM Equity Fund
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	497,482	$13,467,132	1,035,601	$24,847,728
Shares issued to shareholders in reinvestment of distributions	—	—	591,475	15,455,230
Shares redeemed	(946,132)	(25,796,645)	(1,315,094)	(32,528,607)
Redemption fee		300		9

Net increase (decrease)	(448,650)	$(12,329,213)	311,982	$7,774,360

Shares Outstanding:
Beginning of period	13,091,599		12,779,617

End of period	12,642,949		13,091,599

LKCM Balanced Fund
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	319,092	$7,102,018	813,071	$17,440,089
Shares issued to shareholders in reinvestment of distributions	17,127	378,488	140,839	3,117,892
Shares redeemed	(258,105)	(5,836,988)	(281,572)	(6,099,690)
Redemption fee		623		26

Net increase	78,114	$1,644,141	672,338	$14,458,317

Shares Outstanding:
Beginning of period	3,761,634		3,089,296

End of period	3,839,748		3,761,634

LKCM Fixed Income Fund
	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	886,585	$9,371,925	3,874,860	$41,668,069
Shares issued to shareholders in reinvestment of distributions	227,292	2,385,260	444,230	4,756,374
Shares redeemed	(812,668)	(8,546,794)	(2,276,905)	(24,437,044)
Redemption fee		—		68

Net increase	301,209	$3,210,391	2,042,185	$21,987,467

Shares Outstanding:
Beginning of period	23,313,111		21,270,926

End of period	23,614,320		23,313,111

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2018 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$49,629,641	$—	$67,346,361
LKCM Small-Mid Cap Equity Fund	—	4,326,984	—	7,837,363
LKCM Equity Fund	9,914,453	18,480,711	—	23,081,273
LKCM Balanced Fund	—	8,283,228	—	4,233,972
LKCM Fixed Income Fund	13,618,550	29,134,983	7,769,492	24,096,408

E.    Tax Information:    At December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$135,215,294	$13,915,408	$198,377,443	$63,909,700	$246,969,274

Gross Unrealized Appreciation	$67,581,337	$5,524,827	$143,554,392	$18,605,086	$1,983,819
Gross Unrealized Depreciation	(656,456)	(5,242)	(2,094,237)	(767,119)	(1,711,765)

Net Unrealized Appreciation	$66,924,881	$5,519,585	$141,460,155	$17,837,967	$272,054

Undistributed Ordinary Income	—	—	6,125	6,439	—
Undistributed Long-Term Capital Gain	—	193,937	2,432	—	—

Total Distributable Earnings	$—	$193,937	$8,557	$6,439	$—

Other Accumulated Losses	$—	$(696)	$(25,285)	$—	$—

Total Accumulated Gains	$66,924,881	$5,712,826	$141,443,427	$17,844,406	$272,054

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no capital loss carryforwards.

At December 31, 2017, the LKCM Equity Fund deferred, on a tax basis, post-October capital losses of $25,285.

The tax components of dividends paid during the periods shown below were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$424,898	$33,620,668
LKCM Small-Mid Cap Equity Fund	—	—	—	2,141,026
LKCM Equity Fund	—	—	2,564,467	13,299,140
LKCM Balanced Fund	393,646	—	700,479	2,524,332
LKCM Fixed Income Fund	2,669,481	—	4,758,543	185,521

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2017 and 2016. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2017 and 2016 in determining undistributed net capital gains as of December 31, 2017 and 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended

December 31, 2014 through December 31, 2017. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2017. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2018 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

LKCM FUNDS
ADDITIONAL INFORMATION
June 30, 2018 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM FUNDS

Introduction. At a meeting held on February 27, 2018, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”), on behalf of the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (each, a “Fund” and collectively, the “Funds”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund; (2) the performance of each Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and a composite (“Composite”) of accounts managed by LKCM pursuant to similar investment strategies (“Similar Accounts”); (3) the level of the fees and the overall expenses of each Fund and how those compared to a peer group of funds compiled by Lipper and the Similar Accounts; (4) the costs of services provided to the Funds and the profitability of LKCM; (5) the extent to which economies of scale would be realized by LKCM as a Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Funds. The Board did not identify any single factor or item of information as controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including, but not limited to, reports relating to each Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Funds’ performance and expenses and various aspects of the Funds’ operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to each Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, estates, pension plans, endowments, high net worth individuals and other clients since 1979. The Board recognized that LKCM is responsible for managing the Funds and monitoring their performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Funds. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to each Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Funds by LKCM, including LKCM’s oversight of the Funds’ day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its oversight over the Funds’ key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Funds) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the LKCM Funds. The Board considered the performance of each Fund compared to the Fund’s benchmark index (“Benchmark”) and a peer group of funds compiled by Lipper (“Lipper Index”) for various time periods ended December 31, 2017. The Board also considered LKCM’s discussion of each Fund’s performance.

The Board noted LKCM’s representation that its investment strategy for the Funds focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming a “reach for yield” and focus on lower quality companies that LKCM believes have driven the market in prior years, and considered that these factors had adversely affected the performance of the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund during the longer-term periods ended December 31, 2017. In addition, the Board considered the additional factors cited by LKCM as contributing to or detracting from a Fund’s performance during the prior year.

The Board considered the performance of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time and has the longest performance history and largest amount of assets. The Board noted that the Institutional Class of the Small Cap Equity Fund outperformed its Benchmark, the Russell 2000 Index, and its Lipper Index for the one-year and since-inception periods, but underperformed its Benchmark and Lipper Index for the three-year, five-year and ten-year periods.

The Board noted that the Small-Mid Cap Equity Fund outperformed its Benchmark, the Russell 2500 Index, and its Lipper Index for the one-year period, but underperformed its Benchmark and Lipper Index for the three-year, five-year and since-inception periods.

The Board noted that the Equity Fund underperformed its Benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Equity Fund outperformed its Lipper Index for the one-year, ten-year and since-inception periods, but underperformed its Lipper Index for the three-year and five-year periods.

The Board noted that the Balanced Fund had outperformed the Bloomberg Barclays Intermediate Government/Credit Bond Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also noted that the Balanced Fund underperformed the S&P 500 Index for the one-year, three-year, five-year, ten-year and since-inception periods. The Board also compared the Balanced Fund’s performance to a custom blended index that reflected the Fund’s historical allocation to equity and fixed income securities (“Blended Index”). The Board noted that the Balanced Fund outperformed the Blended Index for the ten-year and since-inception periods, but underperformed the Blended Index for the one-year, three-year and five-year periods. The Board also noted that the Balanced Fund outperformed the Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Lipper Index for the one-year period.

The Board noted that the Fixed Income Fund outperformed its Benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, for the one-year, three-year and ten-year periods, but underperformed its Benchmark for the five-year and since-inception periods. The Board also noted that the Fixed Income Fund outperformed its Lipper Index for the three-year, five-year, ten-year and since-inception periods, but underperformed the Lipper Index for the one-year period.

The Board also considered the performance of each Fund, as applicable, against its Composite and LKCM’s representations regarding the differences between each such Fund and its Composite, including differences in how the Funds and Similar Accounts are managed, tax considerations, cash flows and shareholder purchase and redemption activities.

Fees and Expenses. The Board considered each Fund’s contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements) and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements). The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for each Fund through May 1, 2019.

The Board compared the contractual advisory fee rate, effective advisory fee rate and the net expense ratio of each Fund to a category of similar funds compiled by Lipper (“Lipper Category”). The Board received information comparing each Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a Lipper Category reflecting the expenses of the funds in the Lipper Category identified as comparable, and another comparing each Fund’s expenses to the expenses of the institutional class shares of the funds in the Lipper Category. The Board noted, in this regard, LKCM’s representation that, unlike the institutional class shares of many of their peer group funds, the Funds’ Institutional Class shares are generally available for investment by retail investors. Accordingly, the Lipper Category discussed below for each Fund reflects the Lipper Category reflecting all funds in the Lipper Category identified as comparable to the Fund. The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board generally considered that, although the Funds’ contractual advisory fee rates may be higher than those of their peers, the expense cap arrangements generally cause the Funds’ effective advisory fee rates and overall net expense ratios to be lower than, or in line with, those of their peers.

The Board considered the fees and expenses of the Institutional Class of the Small Cap Equity Fund because the Institutional Class has been in existence for the longest period of time and has the longest performance history and largest amount of assets. The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Small Cap Equity Fund were in the second and first quartiles of its Lipper Category, respectively. The Board also considered that the Small Cap Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Small Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Small-Mid Cap Equity Fund were in the second and first quartiles of its Lipper Category, respectively. The Board also considered that the Small-Mid Cap Equity Fund’s net expense ratio was in the first quartile of its Lipper Category. In this case, the Small-Mid Cap Equity Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Equity Fund were in the third and second quartiles of its Lipper Category, respectively. The Board also considered that the Equity Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Equity Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and the effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Balanced Fund were in the third and second quartiles of its Lipper Category, respectively. The Board also considered that the Balanced Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Balanced Fund’s contractual advisory fee rate and effective advisory fee rate were higher than the average of its Lipper Category, and the net expense ratio was lower than the average of its Lipper Category.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Fixed Income Fund were in the fourth and first quartiles of its Lipper Category, respectively. The Board also considered that the Fixed Income Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Fixed Income Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and the effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Funds and its Similar Accounts differ primarily as a result of differences in the regulatory, compliance and related expenses and level of services between the Funds and the other Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Funds and the profitability of LKCM. The Board reviewed the fees paid by each Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM on a Fund-by-Fund basis for the past calendar year, before and after any distribution-related payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Funds’ net expense ratios and to facilitate the distribution of the Funds. With respect to economies of scale, the Board considered that the Funds generally benefit from competitive effective advisory fee rates and net expense ratios despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Funds’ advisory fee rate schedules, LKCM waives fees and/or reimburses expenses to maintain the Funds’ effective advisory fee rates and net expense ratios at competitive levels.

Benefits Derived by LKCM from its Relationship with the Funds. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Funds. The Board noted that LKCM believes that both LKCM and the Funds benefit from LKCM’s soft-dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Funds provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Funds.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Funds; and (3) approved the renewal of the Agreement with respect to the Funds.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Semi-Annual Report

June 30, 2018

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended June 30, 2018:

Funds	Inception Date	NAV @ 6/30/18	Net Expense Ratio*, **	Gross Expense Ratio**	Six Month Total Return Ended 6/30/18	One Year Total Return Ended 6/30/18	Five Year Average Annualized Return Ended 6/30/18	10 Year Average Annualized Return Ended 6/30/18	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$17.94	1.00%	1.43%	4.36%	15.97%	9.84%	8.33%	7.64%
S&P 500® Index(2)					2.65%	14.37%	13.42%	10.17%	8.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2019. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the six months ended June 30, 2018.

**	Expense ratios above are as of May 1, 2018, as reported in the Fund’s current prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As further described below, the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

1H2018 Review and Outlook

For much of the past year “synchronized global growth” has been an apt description of the global economy. With an economic growth tailwind, central bankers in the U.S., Europe, and Japan have been keen to withdraw overly-accommodative monetary policy in anticipation of the next economic downturn. More recently, however, economic growth outside the U.S. appears to be decelerating, making the reduction of accommodative monetary policy more of a risk for global growth. The ability of global economic growth to resynchronize appears to be made more uncertain by the presence of rising protectionism related to trade. For the moment, the U.S. increasingly appears to be the primary engine of global economic growth. Following an annualized rate of 2.0% growth in real Gross Domestic Product (GDP) in the first quarter of 2018, GDP grew by annualized rate of 4.1% in the second quarter of 2018.

Increasingly, investor focus appears to have shifted towards emerging market economies, which had benefited significantly in recent years from broad global growth. In recent years, these markets have revived global trade, manufacturing, and commodity prices. Despite more restrictive monetary policy, particularly in the U.S., the value of the U.S. dollar fell last year, aiding emerging market debt denominated in U.S. dollars. Recently, however, we believe the positive backdrop for emerging markets appears to have deteriorated with a rising U.S. dollar, slowing global growth, and greater protectionism.

Domestically, we believe the U.S. economy has yet to feel the full impact of fiscal stimulus. We believe the sustainability of a fiscally-induced economic expansion largely will depend on the prospect for productivity-increasing investments, which would lift the economy’s growth potential. There are specific provisions of the 2017 tax legislation which target accelerated investment by companies, and our outlook for productivity-enhancing capital expenditures remains positive, as we believe this is increasingly important to sustained economic growth. We believe that late cycle stimulative fiscal policy in the form of lower tax rates supports above-trend economic growth, but this stimulus occurs at a time when the economy’s excess capacity appears to have shrunk considerably. This combination could well result in inflationary wage pressure and rising input costs for companies.

The rate of economic growth in the U.S. rose during the second quarter of 2018 in contrast to the softening of the other remaining ten largest global economies during the same period. A similar slowing of global economic growth occurred in 2015 and caused the Federal

2

Reserve to slow its intended pace of monetary tightening. In contrast, the Federal Reserve is unlikely in our view to abandon its current plans which call for two additional interest rate increases of 0.25% each later this year. The economic output gap, or the difference between economic output and potential economic output, has narrowed over the past two years. As a result, we believe the U.S. economy no longer has spare capacity. When taken in tandem with a 48-year low in the unemployment rate of 3.75% in May 2018, it is unlikely in our view that the Federal Reserve will slow its pace of monetary tightening. As a result, we believe the risk of a monetary policy error, or over-tightening in a slowing economy, has risen. We believe this risk is particularly true if economic growth outside the U.S. continues to slow or there is a further escalation of tariffs.

The degree to which the U.S. should be concerned over its existing trade deficit has quickly become a central economic question in our view. One line of reasoning is that the current trade deficit, which is the result of importing more goods than our country exports, has led to less domestic manufacturing and therefore fewer manufacturing jobs. The Trump administration has elected to erect new tariffs or raise the level of existing tariffs in an effort to level the playing field and protect domestic manufacturing. The inherent challenge is that countries impacted by newly enacted U.S. tariffs are naturally inclined to react in kind by altering their trade policies. This process is made more complex since it is difficult to calibrate the impact of trade tariffs, and the economic impact is not linear. This concept is highlighted by the complex web known as the global manufacturing supply chain. China, for example, assembles a great number of goods comprised of components imported from other countries, such as memory chips and digital displays. If Chinese imports were to experience a 10% decline, we believe Taiwan, Malaysia, and South Korea would suffer a markedly larger blow to their domestic economies relative to China.

The Trump administration’s protectionist rhetoric appears to have a three-pronged purpose. First, it was evident early in his presidential campaign that President Trump intended to defend U.S. manufacturing. Second, the administration appears to view the North American Free Trade Agreement (NAFTA) as less favorable to the U.S. than to Mexico or Canada. Finally, it is apparent there are increasing concerns by the administration over the theft of U.S. corporate intellectual property. In our view, the pursuit of trade protectionism on a larger scale would eventually trim domestic economic growth and create detrimental knock-on effects such as lowering business confidence at a time the economy needs further productivity-enhancing capital investment.

We believe the U.S. economy remains on its gradual progression through a typical business cycle, albeit longer than average, as the underpinnings remain solid in our view. However, late-cycle dynamics such as tighter labor markets appear to have begun to push wages higher, allowing the Federal Reserve to remain on the path to tighter monetary policy. The effect is a traditional flattening of the yield curve that has resulted over the past year. Meanwhile, other late-cycle warning flags, such as deteriorating credit conditions reflected by widening credit spreads, are not yet evident in our view. Similarly, we believe pressure from rising wages to date is not compressing corporate profit margins, which is typical of a mature business cycle. In our view, the later stages of the business cycle are usually reflected in the equity market by a narrowing of market leadership, with investors bidding growth stocks higher in pursuit of continued growth as the broad economy begins to cool.

LKCM Aquinas Catholic Equity Fund

During the six months ended June 30, 2018, the LKCM Aquinas Catholic Equity Fund advanced 4.36% against the 2.65% advance for the Fund’s benchmark, the S&P 500® Index. During the first half of 2018, the Fund benefited from both good stock selection as well as sector allocation decisions relative to the benchmark.

In the first half of 2018, the Fund benefited from being overweight the Consumer Discretionary, Technology and Energy sectors relative to the benchmark, as well as being underweight the Consumer Staples and Telecommunications sectors. However, the Fund was negatively impacted by its overweight in the Financials and Materials sectors relative to the benchmark, both of which underperformed the broader stock market.

Stock selection during the first half of 2018 also contributed positively to the Fund’s performance and was particularly apparent in the Financials and Industrial sectors. While each of these sectors underperformed during the first half of 2018, the positive stock selection in these sectors somewhat offset the overall sector underperformance. Stock selection somewhat detracted from the Fund’s relative performance in both the Consumer Discretionary and Healthcare sectors during the first half of 2018. The Fund’s relative performance is generally most impacted by the Healthcare sector given that the Fund’s Catholic values investment mandate precludes the Fund from investing in a number of companies within this sector.

We anticipate an expanding economy with solid corporate profit growth throughout the remainder of the year and the Fund’s portfolio reflects this expectation. We believe the U.S. consumer appears to be in the best condition in many years with employment at near record levels and wages advancing after many years of stagnant growth. While inflation and interest rates are both expected to rise, particularly given the timing of the recent 2017 tax legislation, we do not believe these factors will have a negative impact on corporate profits as the year progresses. We believe that it is possible however that, similar to the experience thus far in 2018, stock valuations (as measured by Price-Earnings ratios) may continue to come under some pressure, primarily as a result of higher levels of inflation and interest rates.

We believe the major challenges to our outlook are a higher than expected inflation rate or an overly aggressive Federal Reserve raising interest rates faster than is currently anticipated. Expanding trade issues and higher import fees would likely have some

3

negative impact on profits as currently implemented, but we believe the overall impact on economic growth would not be a significant obstacle to achieving our expectations on corporate profit growth at this time. However, any broadening of the tariffs may cause us to reevaluate this view.

J. Luther King, Jr., CFA, CIC

August 6, 2018

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 7-8 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Price/earnings ratio is the market price of a company share divided by the earnings per share of the company.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

LKCM Aquinas Catholic Equity Fund Expense Example — June 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/18 - 6/30/18).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 – 6/30/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,043.60	$5.07
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

5

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — June 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

6

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Aerospace & Defense - 3.0%
Honeywell International Inc.	12,500	$1,800,625

Banks - 10.9%
Comerica Incorporated	19,000	1,727,480
Cullen/Frost Bankers, Inc.	8,000	865,920
SunTrust Banks, Inc.	30,400	2,007,008
Zions Bancorporation	37,500	1,975,875

		6,576,283

Beverages - 2.0%
PepsiCo, Inc.	11,000	1,197,570

Chemicals - 4.3%
DowDuPont Inc.	12,500	824,000
Ecolab Inc.	9,500	1,333,135
FMC Corporation	5,000	446,050

		2,603,185

Computers & Peripherals - 3.2%
Apple Inc.	10,500	1,943,655

Construction Materials - 2.4%
Martin Marietta Materials, Inc.	6,500	1,451,645

Diversified Financials - 2.4%
JPMorgan Chase & Co.	14,000	1,458,800

Electrical Equipment & Instruments - 3.0%
Roper Technologies, Inc.	6,500	1,793,415

Electronic Equipment & Instruments - 3.6%
FLIR Systems, Inc.	24,500	1,273,265
Trimble Inc. (a)	27,000	886,680

		2,159,945

Energy Equipment & Services - 2.6%
Halliburton Company	21,500	968,790
Schlumberger Ltd. (b)	8,400	563,052

		1,531,842

Food Products - 1.7%
Mondelez International Inc. - Class A	25,000	1,025,000

Household Durables - 0.7%
Whirlpool Corporation	3,000	438,690

Household Products - 1.1%
Colgate-Palmolive Company	10,000	648,100

Insurance - 2.3%
Prudential Financial, Inc.	15,000	1,402,650

Internet & Catalog Retail - 3.1%
Amazon.com, Inc. (a)	1,100	1,869,780

Internet Software & Services - 7.4%
Akamai Technologies, Inc. (a)	28,200	2,065,086
Alphabet, Inc. - Class A (a)	2,100	2,371,299
Alphabet, Inc. - Class C (a)	0	1

		4,436,386

COMMON STOCKS	Shares	Value
IT Consulting & Services - 3.3%
PayPal Holdings, Inc. (a)	24,000	$1,998,480

Machinery - 1.7%
Barnes Group Inc.	17,500	1,030,750

Marine - 2.9%
Kirby Corporation (a)	20,500	1,713,800

Multiline Retail - 1.4%
Dollar Tree, Inc. (a)	10,000	850,000

Oil & Gas & Consumable Fuels - 9.0%
Cabot Oil & Gas Corporation	37,500	892,500
ConocoPhillips	17,500	1,218,350
EOG Resources, Inc.	13,000	1,617,590
Occidental Petroleum Corporation	20,000	1,673,600

		5,402,040

Pharmaceuticals - 4.8%
Abbott Laboratories	22,500	1,372,275
Zoetis Inc.	17,500	1,490,825

		2,863,100

Professional Services - 2.0%
Verisk Analytics, Inc. (a)	11,000	1,184,040

Software - 10.4%
Adobe Systems Incorporated (a)	8,500	2,072,385
Microsoft Corporation	13,625	1,343,561
Oracle Corporation	27,500	1,211,650
RealPage, Inc. (a)	30,000	1,653,000

		6,280,596

Specialty Retail - 6.6%
The Home Depot, Inc.	8,000	1,560,800
Party City Holdco Inc. (a)	55,000	838,750
Tiffany & Co.	12,000	1,579,200

		3,978,750

Textiles, Apparel & Luxury Goods - 3.6%
Tapestry, Inc.	22,500	1,050,975
VF Corporation	13,500	1,100,520

		2,151,495

TOTAL COMMON STOCKS
(Cost $35,171,266)		59,790,622

The accompanying notes are an integral part of these financial statements.

7

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 2018 (Unaudited)

SHORT-TERM INVESTMENT - 0.7%	Shares	Value
Money Market Fund - 0.7%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 1.81% (c)	425,438	$425,438

TOTAL SHORT-TERM INVESTMENT
(Cost $425,438)		425,438

Total Investments - 100.1%
(Cost $35,596,704)		60,216,060
Liabilities in Excess of Other Assets - (0.1)%		(51,361)

TOTAL NET ASSETS - 100.0%		$60,164,699

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value *	$60,216,060
Dividends and interest receivable	51,824
Receivable for fund shares sold	48,844
Prepaid trustee fees	4,041
Other assets	23,706

Total assets	60,344,475

Liabilities:
Payable for investment advisory fees	71,090
Payable for distribution expense (Note B)	33,653
Payable for Fund shares redeemed	9,039
Payable for accounting and transfer agent fees and expenses	13,949
Payable for administrative fees	8,455
Payable for custody fees and expenses	1,005
Accrued expenses and other liabilities	42,585

Total liabilities	179,776

Net Assets	$60,164,699

Net Assets Consist of:
Paid-in capital	$26,393,029
Undistributed net investment income	108,573
Accumulated net realized gain on securities	9,043,741
Net unrealized appreciation on investments	24,619,356

Net Assets	$60,164,699

Net Assets	$60,164,699
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,354,073
Net asset value per share (offering and redemption price)	$17.94

* Cost of Investments	$35,596,704

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018 (Unaudited)

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$427,248
Interest	6,072

Total income	433,320

Expenses:
Investment advisory fees	302,710
Accounting and transfer agent fees and expenses	42,556
Distribution expense (Note B)	33,634
Administrative fees	27,902
Reports to shareholders	19,412
Federal and state registration	15,234
Professional fees	14,067
Trustees’ fees	9,262
Custody fees and expenses	3,866
Other	13,147

Total expenses	481,790
Less, expense waiver and/or reimbursement (Note B)	(145,446)

Net expenses	336,344

Net investment income	96,976

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	8,998,319
Net change in unrealized appreciation/depreciation on investments	(6,071,173)

Net Realized and Unrealized Gain on Investments	2,927,146

Net Increase in Net Assets Resulting from Operations	$3,024,122

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$96,976	$184,302
Net realized gain on investments	8,998,319	5,621,042
Net change in unrealized appreciation/depreciation on investments	(6,071,173)	6,425,935

Net increase in net assets resulting from operations	3,024,122	12,231,279

Dividends and Distributions to Shareholders:
Net investment income	—	(177,185)
Net realized gain on investments	—	(5,325,615)

	—	(5,502,800)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(13,916,927)	1,331,772

Total increase (decrease) in net assets	(10,892,805)	8,060,251

Net Assets:
Beginning of period	71,057,504	62,997,253

End of period*	$60,164,699	$71,057,504

* Including accumulated net investment income of	$108,573	$11,597

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016 (1)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value – Beginning of Period	$17.19		$15.40	$15.17	$16.87	$17.99	$14.18

Net investment income	0.03		0.05	0.04	0.03	0.17 (2)	0.04 (3)
Net realized and unrealized gain (loss) on investments	0.72		3.16	1.41	(0.56)	0.34	4.72

Total from investment operations	0.75		3.21	1.45	(0.53)	0.51	4.76

Dividends from net investment income	—		(0.05)	(0.04)	(0.04)	(0.19)	(0.04)
Distributions from net realized gains	—		(1.37)	(1.18)	(1.13)	(1.44)	(0.91)

Total dividends and distributions	—		(1.42)	(1.22)	(1.17)	(1.63)	(0.95)

Net Asset Value – End of Period	$17.94		$17.19	$15.40	$15.17	$16.87	$17.99

Total Return	4.36%	(4)	20.79%	9.52%	-3.28%	2.73%	33.60%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$60,165		$71,058	$62,997	$44,868	$52,652	$59,061
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.43%	(5)	1.43%	1.66%	1.55%	1.49%	1.52%
After expense waiver and/or reimbursement(6)	1.00%	(5)	1.00%	1.23%	1.50%	1.49%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.14)%	(5)	(0.14)%	(0.15)%	0.14%	0.95%	0.21%
After expense waiver and/or reimbursement(6)	0.29%	(5)	0.29%	0.28%	0.19%	0.95%	0.23%
Portfolio turnover rate	10%		18%	18%	11%	23%	9%

(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of six diversified series, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of June 30, 2018, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$59,790,622	$—	$—	$59,790,622
Money Market Fund	425,438	—	—	425,438

Total Investments*	$60,216,060	$—	$—	$60,216,060

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to pay dividends and distribute net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

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10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2019 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the six months ended June 30, 2018, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2018	$145,446

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the LKCM Aquinas Catholic Equity Fund, under which the Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the six months ended June 30, 2018, fees incurred by the Fund pursuant to the 12b-1 Plan were $33,634.

C.    Fund Shares:    At June 30, 2018, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	209,628	$3,700,619	574,803	$10,003,218
Shares issued to shareholders in reinvestment of distributions	—	—	300,904	5,193,603
Shares redeemed	(990,224)	(17,618,867)	(830,500)	(13,865,336)
Redemption fee		1,321		287

Net decrease	(780,596)	$(13,916,927)	45,207	$1,331,772

Shares Outstanding:
Beginning of period	4,134,669		4,089,462

End of period	3,354,073		4,134,669

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$6,589,312	$—	$19,984,390

15

E.    Tax Information:    At December 31, 2017, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Cost of Investments	$41,218,647

Gross Unrealized Appreciation	$31,044,333
Gross Unrealized Depreciation	(353,804)

Net Unrealized Appreciation	$30,690,529

Undistributed Ordinary Income	11,597
Undistributed Long-Term Capital Gain	45,422

Total Distributable Earnings	$57,019

Total Accumulated Gains	$30,747,548

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Fund currently has no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Six Months Ended June 30, 2018		Year Ended December 31, 2017
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$—	$—	$177,185	$5,325,615

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax years ended December 31, 2017 and 2016. The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2017 and 2016 in determining undistributed net capital gains as of December 31, 2017 and 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2014 through December 31, 2017. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2017. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after June 30, 2018 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

16

LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
June 30, 2018 (Unaudited)

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

17

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

WITH RESPECT TO LKCM AQUINAS CATHOLIC EQUITY FUND

Introduction. At a meeting held on February 27, 2018, the Board of Trustees of LKCM Funds, including the independent Trustees (the “Board”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Luther King Capital Management Corporation (“LKCM”) and LKCM Funds (the “Trust”) on behalf of the LKCM Aquinas Catholic Equity Fund (the “Fund”).

In voting to approve the renewal of the Agreement, the Board considered information furnished throughout the year at regularly scheduled Board meetings, as well as information prepared specifically in connection with the annual renewal process. The Board also considered the overall fairness of the Agreement and factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services provided to the Fund; (2) the performance of the Fund as compared to a relevant benchmark, peer group of funds compiled by Lipper, Inc. (“Lipper”) and a composite (“Composite”) of accounts managed by LKCM pursuant to a similar investment strategy (“Similar Accounts”); (3) the level of the fees and the overall expenses of the Fund and how those compared to a peer group of funds compiled by Lipper and the Similar Accounts; (4) the costs of services provided to the Fund and the profitability of LKCM; (5) the extent to which economies of scale would be realized by LKCM as the Fund grows and whether the fee levels reflect economies of scale for the benefit of investors; and (6) any other benefits derived by LKCM from its relationship with the Fund. The Board did not identify any single factor or item of information as controlling and each Board member may have accorded different weights to the various factors in reaching his conclusions with respect to the Agreement.

In considering the renewal of the Agreement, the Board requested and considered a broad range of information provided by LKCM, including but not limited to, reports relating to the Fund’s Catholic-values investing mandate, the Fund’s performance and expenses, information regarding the Similar Accounts, certain portfolio compliance policies and the background and experience of the portfolio managers. In addition, the Board considered a memorandum from its legal counsel regarding the Board’s legal duties in considering the renewal of the Agreement. The Board also meets each quarter to review the Fund’s performance and expenses and various aspects of the Fund’s operations.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature, extent and quality of the advisory services provided by LKCM to the Fund under the Agreement. The Board considered that LKCM has provided investment management services to individuals, foundations, estates, pension plans, endowments, high net worth individuals and other clients since 1979. The Board recognized that LKCM is responsible for managing the Fund and monitoring its performance. The Board considered LKCM’s financial resources, insurance coverage, culture of compliance and compliance operations that support the Fund. The Board also considered LKCM’s representation that it has invested considerable resources into the firm and its personnel to augment investment management and client service. The Board reviewed information regarding the portfolio managers and other key personnel who provide services to the Fund, and considered LKCM’s representation that the firm historically has experienced very low personnel turnover. The Board also considered LKCM’s representation that the firm has implemented a compensation structure designed to attract and retain highly qualified investment professionals.

The Board also reviewed the compliance services provided to the Fund by LKCM, including LKCM’s oversight of the Fund’s day-to-day operations. The Trustees focused on the quality of LKCM’s compliance and support staff. In addition, the Board considered LKCM’s summary of its oversight over the Fund’s key service providers. The Board also considered LKCM’s description of its best execution practices, and noted LKCM’s representation that its soft-dollar and commission sharing arrangements for client transactions (including those for the Fund) comply with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Performance of the Fund. The Board considered the performance of the Fund compared to the Fund’s benchmark index, the S&P 500 Index (“Benchmark”), and a peer group of funds compiled by Lipper (“Lipper Index”) for various time periods. The Board noted that, upon the closing of the reorganizations of the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund into the Fund (the “Reorganization”), the Fund’s name, investment strategies, expenses, benchmark index and Lipper index changed and considered this in reviewing the Fund’s longer-term performance against its current Benchmark and Lipper Index. The Board also considered LKCM’s discussion of the Fund’s performance.

The Board noted that the Fund underperformed its current Benchmark and Lipper Index for the one-year, three-year, five-year, ten-year and since-inception periods.

In considering the comparative performance data, the Board noted that the Fund is managed in accordance with its Catholic-values investing guidelines, which restrict the Fund’s investments and generally are not applicable to the Benchmark or funds included in the Lipper Index. The Board noted LKCM’s representation that its investment strategy for the Fund focuses on investments in higher quality companies that meet LKCM’s stringent investment criteria, which had encountered difficulty in overcoming a “reach for yield” and focus on lower quality companies that LKCM believes have driven the market in prior years, and that the Fund pursued a value investing strategy prior to the Reorganization, which had underperformed growth investing strategies during certain of the periods. The Board also considered additional factors cited by LKCM as contributing to or detracting from the Fund’s performance during the past year.

The Board also considered the performance of the Fund against the Composite and LKCM’s representations regarding the differences between the Fund and the Composite, including differences in how the Fund and the Similar Accounts are managed, tax considerations, cash flows and shareholder purchase and redemption activities.

18

Fees and Expenses. The Board considered the contractual advisory fee rate, effective advisory fee rate (the contractual advisory fee rate net of fee waivers and/or expense reimbursements) and net expense ratio (the total expense ratio after fee waivers and/or expense reimbursements) of the Fund. The Board also considered that LKCM had contractually agreed to continue the current fee waivers and expense caps in effect for the Fund through May 1, 2019.

The Board compared the contractual advisory fee rate, effective advisory fee rate and the net expense ratio of the Fund to a category of similar funds compiled by Lipper (“Lipper Category”). The Board received information comparing the Fund’s contractual advisory fee rate, effective advisory fee rate and net expense ratio to a Lipper Category reflecting the expenses of the funds in the Lipper Category identified as comparable, and another comparing the Fund’s expenses to the expenses of the institutional class shares of the funds in the Lipper Category. The Board noted, in this regard, LKCM’s representation that, unlike the institutional class shares of many of their peer group funds, the Fund’s shares are available for investment by retail investors. Accordingly, the Lipper Category discussed below for the Fund reflects the Lipper Category reflecting all funds in the Lipper Category identified as comparable to the Fund. The first quartile in a Lipper Category represents those funds with the lowest fees or expenses.

The Board noted that the contractual advisory fee rate and effective advisory fee rate for the Fund were in the fourth and second quartiles of its Lipper Category, respectively. The Board also noted that the Fund’s net expense ratio was in the second quartile of its Lipper Category. In this case, the Fund’s contractual advisory fee rate was higher than the average of its Lipper Category and its effective advisory fee rate and net expense ratio were lower than the average of its Lipper Category.

The Board also considered the advisory fee rates generally charged by LKCM to Similar Accounts and noted LKCM’s explanation that the fee rates charged by LKCM to the Fund and the Similar Accounts differ primarily as a result of differences in the regulatory, compliance and related expenses and level of services between the Fund and the Similar Accounts.

Costs, Profitability and Economies of Scale. The Board considered LKCM’s costs in rendering services to the Fund and the profitability of LKCM. The Board reviewed the fees paid by the Fund to LKCM for the last three calendar years. The Board also reviewed the estimated profit and loss statement provided by LKCM for the past calendar year, before and after any distribution-related payments made by LKCM. The Board noted that, during the year, LKCM had invested significant resources to cap the Fund’s net expense ratio and facilitate the distribution of the Fund. With respect to economies of scale, the Board considered that the Fund generally benefits from a competitive effective advisory fee rate and net expense ratio despite not having reached an asset size at which economies of scale traditionally would be considered to exist. The Board also considered that, while there are no breakpoints in the Fund’s advisory fee rate schedule, LKCM waives fees and/or reimburses expenses to maintain the Fund’s net expense ratio at competitive levels.

Benefits Derived by LKCM from its Relationship with the Fund. The Board requested and considered information regarding the potential fall-out benefits to LKCM from its association with the Fund. The Board noted that LKCM believes that both LKCM and the Fund benefit from LKCM’s soft-dollar and commission sharing arrangements for third party and proprietary research used by LKCM in connection with its investment process. The Board also noted that LKCM believes its relationship with the Fund provides an indirect benefit to both parties in the form of enhanced recognition among institutional investors, consultants and other members of the financial community. The Board considered the indirect benefits to LKCM, in the form of additional clients with separately managed portfolios or subadvisory relationships with other mutual funds, which also may attract additional investors to the Fund.

Conclusion. Based on its evaluation of these and other factors, the Board: (1) concluded that the fees paid to LKCM under the Agreement are fair and reasonable; (2) determined that shareholders would benefit from LKCM’s continued management of the Fund; and (3) approved the renewal of the Agreement.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, Floor 6
Milwaukee, WI 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LKCM Funds

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date	8-31-2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date	8-31-2018

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date	8-31-2018

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